Exhibit 10.17

PRELIMINARY LEASE AGREEMENT

Moscow

This Preliminary Lease Agreement (hereinafter referred to as the “Agreement”) is entered into on November 6, 2019 in Moscow, Russian Federation, by and between:

(1)

Adva Limited Liability Company (brief name – Adva LLC), a legal entity which was founded and operates in accordance with the laws of the Russian Federation, registered by the Federal Tax Service Inspectorate for Dzerzhinsk district of Volgograd city, registration date: August 12, 2013, OGRN 1133443021810, INN 3443923606, KPP 610201001, located at: 1 Lenina village, building 1, Aksay district 346703, Rostov region, represented by Armen Lorensovich Shakhnazarov, acting under power of attorney No. 21-D/19 dated May 21, 2019 (hereinafter referred to as the “Lessor”); and

(2)

Internet Solutions Limited Liability Company, a legal entity which was founded and operates in accordance with the laws of the Russian Federation, registered by the Moscow Registration Chamber State Enterprise, registration date: September 5, 2000, OGRN 1027739244741, INN 7704217370, KPP 770401001, located at: 10 Presnenskaya nab., unit 1, floor 41, room 6, Moscow 123112 represented by Andrey Igorevich Pavlovich acting under Power of Attorney No. 77/719-n/77-2019-14-285 dated August 26, 2019 (hereinafter – the “Lessee”);

hereinafter collectively referred to as the “Parties” and individually – as a “Party”.

WHEREAS:

(A).

The Lessor intends to implement the project for construction of Phase 1, Phase 2 and Phase 3 and their further leasing to the Lessee in accordance with the terms and conditions of the Agreement, Phase 2 Option and Phase 3 Option;

(B).	Phase 2 Option and Phase 3 Option shall be executed at the same time as the Agreement;

The Parties have agreed to enter into the Agreement as follows:

1. GLOSSARY

Unless otherwise stipulated by the context, the capitalized terms used in the Agreement, including the Preamble, shall have the following meanings:

“Access Certificate” means the document confirming the fact of granting access to the Premises to the Lessee for performing the Lessee’s Works to be signed by the Parties in the form of Appendix 2:1 to the Agreement;

“Certificate of Transfer for Use” means a document confirming the actual use of the Premises by the Lessee in accordance with their Intended Purpose from the ending date of the Access Date (at least four (4) months upon the date of signing the Access Certificate, but not earlier than receiving a commissioning permit by the Lessor) and until the date of signing by the Parties the Acceptance Certificate for the Premises under the Long-term Lease Agreement to be signed by the Parties in the form of Appendix 2:2 to the Agreement;

“Acceptance Certificate” means a document confirming transfer of the Premises for actual possession and use by the Lessee and drawn up in the form of the Appendix to Long-Term Leasing Agreement 1, Long-Term Agreement 2, and Long-term Agreement 3, accordingly;

“Agreement” means this Agreement, including all the appendices and supplementary agreements hereto (if they are present or made by the Parties in the future);

“Long-term Lease Agreement” means Long-term Lease Agreement 1, Long-term Agreement 2, and Long-term Agreement 3;

“Long-term Lease Agreement 1” means a long-term agreement for lease of Premises 1 whose agreed revision is contained in Appendix 3 to the Agreement;

“Long-term Lease Agreement 2” means a long-term agreement for lease of Premises 2 to be agreed and made by the Parties with regard to Phase 2;

“Long-term Lease Agreement 3” means a long-term agreement for lease of Premises 3 to be agreed and made by the Parties with regard to Phase 3;

“EGRN” means the Unified State Register of Immovable Property of the Russian Federation;

“Contractor” means a legal entity having all the required permits and authorizations and constructing the Building in accordance with the applicable law and the Agreement;

“Building” means, collectively or individually, the Phase 1 Building, Phase 2 Building, Phase 3 Building;

“Phase 1 Building” means the warehouse building/premises (main building) with the approximate total area of 36,549 sq. m to be constructed on the Land Plot according to the Terms of Reference (Appendix 1:3 to the Agreement);

“Phase 2 Building” means the warehouse building/premises (main building) with the approximate total area of 36,000 sq. m to be constructed on the Land Plot according to the Terms of Reference (Appendix 1:3 to the Agreement);

“Phase 3 Building” means the warehouse building/premises (main building) with the approximate total area of 36,000 sq. m to be constructed on the Land Plot according to the Terms of Reference (Appendix 1:3 to the Agreement);

“Land Plot” means a part of the land plot, cadastral number 66:41:0610005:62, approximate area of 130,000.00 sq. m, shown in the layout (Appendix 1:1 to the Agreement), land category: settlement lands, permitted use type: warehouses, located at: Yekaterinburg, to the east of Koltsovo settlement, Sverdlovsk region. The land plot (cadastral number 66:41:0610005:62) is possessed by the Lessor based on the right of lease under land plot lease agreement No. … with the Territorial Agency for State Property Management in Sverdlovsk Region and agreement for assignment of the lease right to the state property land plot No. … with PSK Evro-Dom LLC.

For the purpose of this document the term “Land Plot” also includes any other land plots which may be formed out of it.

“Cadastral Engineer” means an individual being a member of a self-regulating organization of cadastral engineers who carries out technical measurements of the Building and prepares a technical plan of the Building for the purpose of the state cadastral registration of the Building

“Complex” means the Logistic Warehousing Complex located at: Yekaterinburg, to the east of Koltsovo settlement, Sverdlovsk region, Russia, including Phase 1, Phase 2, and Phase 3.

“Checkpoint” means the checkpoint building to be constructed on the Land Plot;

“Minor Defects” means incomplete Lessor’s Works or those performed with poor quality or incompliant with the ToR which do not prevent from use and/or operation of the Premises in accordance with their Intended Purpose, as determined in Clause 2.6 of Appendix 3.

“Security Payment” means security payment in the meaning set by Article 381.1 of the Civil Code of the Russian Federation to be made by the Lessee to the Lessor within the timelines and on the conditions specified in Clause 7 of the Agreement;

“Lessor’s Works” means the totality of general construction and installation and other works to be performed by the Lessor on the Complex and preparation of the Premises for the Lessee’s Works and further operation of the Premises by the Lessor and the Lessee in accordance with the Certificate of Delineation of Operational Responsibility, pursuant to the conditions of the Long-term Lease Agreement. The period during which the Works shall be performed, the list of the Works, and the procedure for their performance are specified in the Agreement and Appendix 1:4 to the Agreement (Schedule and Interaction of the Parties).

“Lessee’s Works” means any works to be performed by the Lessee in the Premises, removable and permanent improvements provided by the Lessee (or on behalf of the Lessee) in the Premises in order to prepare them for the Lessee’s activities whose presence in the Premises are conditional upon the Lessee’s activities in the Premises in accordance with the Agreement.

“Force Majeure Events” means extraordinary, unforeseen and unavoidable circumstances under the given conditions, as defined in paragraph 3 of Article 401 of the Civil Code of the Russian Federation, by which the Parties shall, inter alia, mean extraordinary events or circumstances which the Party could neither foresee nor prevent by reasonable means, including, inter alia, natural calamities, wars, revolutions, rebellions, civil unrests, exercise by the State of the preemptive rights of acquisition in case of the nationwide emergency, nuclear explosion, radioactive or chemical contamination, as well as other circumstances being beyond reasonable control of the Parties and making it impossible to perform their obligations hereunder, provided that violation of obligations by the counterparties of the relevant Party, lack of funds (including cancellation and/or suspension of credit financing) and such financial circumstances, as currency exchange rate fluctuations or market value declines, shall not be deemed Force Majeure Events;

“Phase 2 Option” means provision of an irrevocable offer by the Lessor as an option offerer to the Lessee as an option holder to make a preliminary lease agreement with respect to Premises 2 on the conditions provided for by the Agreement and the irrevocable offer being an integral part of the Agreement;

“Phase 3 Option” means provision of an irrevocable offer by the Lessor as an option offerer to the Lessee as an option holder to make a preliminary lease agreement with respect to Premises 3 on the conditions provided for by the Agreement and the irrevocable offer being an integral part of the Agreement;

“Phase 1” means the Phase 1 Building and all the other movable and immovable property whose list is determined in Appendices No. 1:2 and 1:3 to the Agreement to be constructed by the Lessor as a part of the Project in accordance with the Terms of Reference and duly commissioned and the characteristics of the Land Plot which it shall have according to the Terms of Reference;

“Phase 2” means the Phase 2 Building and all the other movable and immovable property to be constructed by the Lessor (after Acceptance of the Phase 2 Option as this term is defined below) as a part of the Project in accordance with the Terms of Reference and duly commissioned and the characteristics of the Land Plot which it shall have according to the Terms of Reference;

“Phase 3” means the Phase 3 Building and all the other movable and immovable property to be constructed by the Lessor (after acceptance of the Phase 3 Option as this term is defined below) as a part of the Project in accordance with the Terms of Reference and duly commissioned and the characteristics of the Land Plot which it shall have according to the Terms of Reference;

“Use Fee” means the fee paid for use of the Premises from the date of signing the Certificate of Transfer for Use by the Parties.

“Premises” means Premises 1, Premises 2, and Premises 3;

“Premises 1” means all the premises to be constructed as a part of Phase 1;

“Premises 2” means all the premises to be constructed as a part of Phase 2;

“Premises 3” means all the premises to be constructed as a part of Phase 3;

“Project” means construction by the Lessor of Phase 1, Phase 2, and Phase 3 on the Land Plot and further long-term lease of the Phase 1, Phase 2, and Phase 3 facilities to the Lessee on the conditions determined in the Agreement and the Long-term Lease Agreement;

“Major Defects” means incomplete Lessor’s Works or those performed with poor quality or incompliant with the ToR which prevent from use and/or operation of the Premises in accordance with their Intended Purpose, as determined in Clause 2.6 of Appendix 3 to the Agreement.

“Lease Period” means the lease period under Long-term Lease Agreement 1 specified in the Agreement;

“Terms of Reference” (“ToR”) means the document containing the list of requirements to the Buildings, Premises, the Land Plot, the utilities, the project documentation for construction of Phase 1 Building, Phase 2 Building, and Phase 3 Building, including in the part of the Premises, the Land Plot, and the utilities, being Appendix 1.3 to the Agreement.

If this Clause 1 of the Agreement does not contain definition of any capitalized term, this term will have the meaning assigned to it in the Long-term Lease Agreement.

2. SUBJECT MATTER OF THE AGREEMENT

Phase 1:

2.1.

Taking into consideration that the Parties undertake to enter into Long-term Lease Agreement 1 on the terms and conditions of the Agreement and in the form and on the conditions set forth in Appendix 3 to the Agreement, the Agreement determines the conditions of Phase 1 construction, Premises 1 preparation for the Lessee’s Works and the conditions of Phase 1 operation by the Lessee before entering into Long-term Lease Agreement 1. The Agreement also determines the procedure for interaction of the Parties before entering into Long-term Lease Agreement 1. The Phase 1 facilities will be owned by the Lessor.

2.2.

Within fifteen (15) business days upon the date of state registration of the Lessor’s ownership rights to Phase 1 facilities in the Unified State Register of Immovable Property the Parties shall enter into Long-term Lease Agreement 1 in the manner and on the conditions provided for by the Agreement.

2.3.	The subject matter of Long-term Lease Agreement 1 shall be lease of the following facilities fully compliant with the ToR (hereinafter together – “Premises 1”):

2.3.1.	Phase 1 building with the total approximate area of 36,549 sq. m, including the following premises:

•	Warehouse premises with the approximate area of 19,109 sq. m (hereinafter – “Warehouse Premises 1”);

•

Administrative and amenity premises and other auxiliary premises including, but not limited to toilets and shower rooms, irrespective of their location, and a wash room, with the approximate area of 4,988 sq. m (hereinafter – “Office Premises 1”);

•	Mezzanine premises with the approximate area of 10,684 sq. m (hereinafter – “Mezzanine 1”);

•	Premises for storage of dangerous goods with the approximate area of 1,767 sq. m (hereinafter – “Hazardous Goods Area”);

2.3.2.

Checkpoint Premises: with the approximate area of 845 sq. m., 2.3.3. Parking space with the total number of 397 parking slots of which 330 parking slots for passenger vehicles and 67 – for trucks (hereinafter – “parking slot”).

Phase 2, Phase 3:

2.4.	With respect to Phase 2 and Phase 3, the Lessor has provided the Phase 2 Option and the Phase 3 Option, respectively.

Pursuant to Article 429.2 of the Civil Code of the Russian Federation, the Phase 2 Option and the Phase 3 Option are included in the conditions of the Agreement and is a part of the subject matter of the Agreement; Early Termination of the Agreement results in termination of the Phase 2 Option and Phase 3 Option.

2.5.

To acquire the right to enter into the Preliminary Lease Agreement for Phase 2 (as defined below), the Preliminary Lease Agreement for Phase 3 (as defined below) the Lessee shall pay to the Lessor a fee (premium).

2.5.1.

The Phase 2 Option fee shall be equal to the area of Premises 1 multiplied by RUB forty one and sixty-seven kopecks (41.67), excluding VAT. The Phase 2 Option Payment shall be paid by the Lessee in the indicated amount on a monthly basis, starting from the date of signing the Certificate of Acceptance for Use of Premises 1 and/or an Acceptance Certificate for Premises 1 until the date of signing an Access Certificate for Premises 2 (inclusive). The Phase 2 Option Payment shall be paid by the Lessee at the same time as the use fee for Premises 1 (according to Clause 13.10 of the Agreement) and/or the Lease Payment for Premises 1 (according to Long-term Lease Agreement 1).

2.5.2.

The Phase 2 Option Payment shall not be counted towards the security payment, the use fee and/or the lease payment under the Preliminary Lease Agreement for Phase 2 (as defined below) and/or Long-term Lease Agreement 2 and shall not be reimbursable in case the Phase 2 Option is not accepted by the Lessee during the option validity period.

2.5.3.

The Phase 3 Option fee shall be equal to the area of Premises 1 multiplied by RUB twenty and eighty-three kopecks (20.83), excluding VAT. The Phase 3 Option Payment shall be paid by the Lessee in the indicated amount on a monthly basis, starting from the date of signing the Certificate of Acceptance for Use of Premises 1 and/or an Acceptance Certificate for Premises 1 until the date of signing an Access Certificate 3 (inclusive). The Phase 3 Option Payment shall be paid by the Lessee at the same time as the use fee for Premises 1 (according to Clause 13.10 of the Agreement) and/or the Lease Payment for Premises 1 (according to Long-term Lease Agreement 1).

2.5.4.

The Phase 3 Option Payment shall not be counted towards the security payment, the use fee and/or the lease payment under the Preliminary Lease Agreement for Phase 3 (as defined below) and/or Long-term Lease Agreement 3 and shall not be reimbursable in case the Phase 3 Option is not accepted by the Lessee during the option validity period.

2.6.

The Phase 2 Option shall be valid for twelve (12) months upon the date of signing the Acceptance Certificate for Premises 1, but in any case not earlier than August 2, 2021 and not later than August 1, 2022 (period for acceptance of the Phase 2 Option).

2.7.

The Phase 3 Option shall be valid for twelve (12) months upon the date of signing the Acceptance Certificate for Premises 2, but in any case not earlier than August 3, 2022 and not later than August 1, 2023 (period for acceptance of the Phase 3 Option).

2.8.

In case the Lessee, as an option holder, intends to enter into a preliminary lease agreement for Premises 2 on the conditions specified in the Agreement, the Lessee shall Accept Option 2 by giving the Lessor a notice of making preliminary lease agreement 2 in accordance with the procedure provided for by Clause 11 of the Agreement (hereinafter – “Phase 2 Option Acceptance”).

2.9.

In case the Lessee, as an option holder, intends to enter into a preliminary lease agreement for Premises 3 on the conditions specified in the Agreement, the Lessee shall Accept Option 3 by giving the Lessor a notice of making preliminary lease agreement 3 in accordance with the procedure provided for by Article 11 of the Agreement (hereinafter – “Phase 3 Option Acceptance”, respectively).

2.10.

Within thirty (30) business days after the date of receipt by the Lessor from the Lessee of the Phase 2 Option Acceptance, Phase 3 Option Acceptance, respectively, the Lessor shall enter into a preliminary lease agreement with the Lessee in a form similar to the Agreement, taking into consideration the technical parameters of the Phase 2 facilities (hereinafter referred to as the “Preliminary Lease Agreement for Phase 2”) and the technical parameters of the Phase 3 facilities (hereinafter referred to as the “Preliminary Lease Agreement for Phase 3”). In this case, the conditions of the Preliminary Lease Agreement for Phase 2, the Preliminary Lease Agreement for Phase 3, respectively (including the lease rates, subject to indexation (if any), the dates and procedure for lease rate indexation, the dates, procedure and scope of the security provided by the Lessee) shall be similar to the current conditions of the Agreement.

Upon completion of construction and registration of the Lessor’s title to the Phase 2 facilities, the Parties will make Long-term Lease Agreement 2 in the form provided for by the Parties in the Preliminary Lease Agreement for Phase 2 to provide for the lease period of seven (7) years and the lease payment rates taking into consideration the indexation, if any. Upon completion of construction and registration of the Lessor’s title to the Phase 3 facilities, the Parties will make Long-term Lease Agreement 3 in the form provided for by the Parties in the Preliminary Lease Agreement for Phase 3 to provide for the lease period of seven (7) years and the lease payment rates taking into consideration the indexation, if any.

2.11.

The subject matter of the Long-term Lease Agreement 2 shall be lease of the following Phase 2 facilities with the total approximate area of 36,000 sq. m (hereinafter together – “Premises 2”) in compliance with the ToR by the Lessor to the Lessee:

2.11.1.	Warehouse premises, including technical premises, with the approximate area of 20,000 sq. m (hereinafter referred to as “Warehouse Premises 2”) with the arrangement of:

2.11.2.	Administrative and amenity and other auxiliary premises with the approximate area of 5,000 sq. m (hereinafter – “Office Premises 2”);

2.11.3.	Mezzanine premises with the approximate area of 10,800 sq. m (hereinafter – “Mezzanine 2”);

2.11.4.

Parking space: the number of parking slots for passenger vehicles and trucks shall be adjusted when signing the Preliminary Lease Agreement for Phase 2 by the Parties (but no less than 300 parking slots for passenger vehicles and 58 parking slots for trucks).

2.12.

The subject matter of the Long-term Lease Agreement 3 shall be lease of the following Phase 3 facilities with the total approximate area of 36,000 sq. m (hereinafter together – “Premises 3”) in compliance with the ToR by the Lessor to the Lessee:

2.12.1.	Warehouse premises with the approximate area of 20,000 sq. m (hereinafter – “Warehouse Premises 3”);

2.12.2.	Administrative, amenity and other auxiliary premises with the approximate area of 5,000 sq. m (hereinafter – “Office Premises 3”);

2.12.3.	Mezzanine premises with the approximate area of 10,800 sq. m (hereinafter – “Mezzanine 3”);

2.12.4.

Parking space: the number of parking slots for passenger vehicles and trucks shall be adjusted when signing the Preliminary Lease Agreement for Phase 3 by the Parties (but no less than 300 parking slots for passenger vehicles and 58 parking slots for trucks).

Miscellaneous

2.13.

The area of the Premises is approximate. The final area of the Premises and the other technical characteristics shall be checked based on the cadastral registration data (the areas – according to the measurements by the Cadastral Engineer) and shall be fixed by the Parties in Long-term Lease Agreement 1. The Parties have agreed that the exact area (based on the measurement by the Cadastral Engineer) of the Warehouse Premises may and the Mezzanine may differ from the approximate area of the Warehouse Premises and the Mezzanine by no more than 2%; the exact area of the Office Premises, the Hazardous Goods Area, and the Checkpoint may differ from the approximate area of the Office Premises, the Hazardous Goods Area, and the Checkpoint agreed by the Parties by no more than 4%.

The location, the layout, the technical parameters, and the description of the Premises are provided in Appendices No. 1:2 and 1:3 to the Agreement. The Parties confirm that the data specified in this Clause make it possible to specifically identify (individualize) the property to be leased to the Lessee under Long-term Lease Agreement 1.

2.14.	The Phase 2 Building will be closely adjacent to the Phase 1 Building.

2.15.	The Phase 3 Building will be closely adjacent to the Phase 2 Building. Construction of Phase 3 Building before construction of Phase 2 building is not allowed.

2.16.	Allocated capacities:

The Parties have agreed to provide for electrical capacity of at least 1.0 MW and an option of an increase in the connected electrical capacity in the course of construction of Phase 2 and Phase 3 up to 1.5 MW for each phase. The total estimated capacity provided for Phase 1, 2 and 3 shall be up to 4 MW.

The Lessor shall provide the Lessee with the required capacity in accordance with the design solutions agreed by the Parties and shall ensure 80% backup of this capacity by installation of diesel generator units in the scope provided for by the Terms of Reference.

The value of the connected capacity and ensuring capacity backup shall be additionally paid by the Lessee.

2.17.	The general layout of the Complex with regard to the assumed location of Phase 1, Phase 2 and Phase 3 is provided in Appendix 1:1 to the Agreement.

2.18.	The Premises Lease Period under Long-term Lease Agreement 1 is nine (9) years from the Starting Date of the Lease Period.

The Premises Lease Period under Long-term Agreement 2 shall be determined in the way for the Lease Period under Long-term Agreement 1 and the Lease Period under Long-term Lease Agreement 2 to end at the same time. Anyway, the Lease Period under Long-term Agreement 2 may not exceed eight (8) years. The Premises Lease Period under Long-term Lease Agreement 3 is seven (7) years from the Starting Date of the Lease Period under Long-term Lease Agreement 3.

In case the Parties make Long-term Lease Agreement 3, the Lease Period under Long-term Lease Agreement 1 and Long-term Agreement 2 shall be extended until the ending date of Long-term Lease Agreement 3 by signing respective supplementary agreements thereto by the Parties.

The Parties shall sign supplementary agreements for extension of the lease periods under Long-term Agreements 1 and 2 within fifteen (15) business days upon signing the respective Long-term Lease Agreements 2 and 3.

Lease Payment:

2.19.	The Lease Payment under Long-term Agreement 1 shall consist of the following:

2.19.1.	Basic Lease Payment calculated based on (excluding VAT):

•

RUB three thousand nine hundred sixty (3,960) per one (1) sq. m of Warehouse Premises 1, including the additional lease rate of RUB three hundred eighty (380) per 1 sq. m for non-standard improvements of the areas (reinforced floors, ventilation interconnections at 5 elevation mark levels);

•	RUB five thousand eight hundred fifty (5,850) per year per one (1) sq. m of Office Premises 1;

•	RUB two thousand eight hundred ninety eight (2,898) per year per one (1) sq. m of Mezzanine 1;

•	RUB four thousand four hundred thirty (3,430) per year per one (1) sq. m of the Hazardous Goods Area;

•	RUB five thousand eight hundred fifty (5,850) per year per one (1) sq. m of the Checkpoint Buildings.

2.19.2.

Operating expenses calculated based on RUB nine hundred ninety (990) per year per one (1) sq. m of the Premises, excluding VAT. The list of Operating Expenses is specified in Long-term Lease Agreement 1.

2.19.3.

From the date of signing the Access Certificate by the Parties for Phase 1, Phase 2, and Phase 3 and until expiration of full four (4) months, the amount of the Operating Expenses shall be determined based on RUB seven hundred forty (740) per year per one (1) sq. m of the Premises, excluding VAT, the amount of the Variable Part of the Lease Payment (utility charges) – based on compensation of the Lessor’s costs for the actual consumption by the Lessee of:

•	electricity, including capacity (based on the calculation in accordance with the power consumption category prepared by the resource provider or based on the calculation prepared by the Lessor);

•	thermal energy (heating, hot water supply);

•	water consumption for cold and hot water supply;

•	waste water collection (water discharge).

The amount of the utility charges shall be determined as the production cost per unit of a utility service (Gcal of heating, 1 sq. m of water supply and water discharge) for the Lessor multiplied by the actual consumption of the utility service as of the date of signing the respective Universal Acceptance Certificate (UAC) and in the part of electricity – as the power supply organization’s tariffs multiplied by the actual electricity consumption in the reporting period. The production cost per unit of a utility service is determined by calculation based on the Lessor’s actual costs for production of a unit of the utility service. The scope of the actually consumed utilities shall be determined based on the readings of the respective metering devices installed within the boundaries of the Premises.

In case of no utility metering units installed, the scope (amount) consumed utility services shall be determined by calculation in proportion to the Lessee’s share in the Building.

In order to avoid any doubt the Lessor is not entitled to compensate by expenses per one unit of Utility Payments, namely for water consumption (cold and hot water supply), water removal (receipt of drainage), heat supply (thermal energy), electric power supply, exceeding the average market rates of providers of such utilities per unit for similar facilities in Yekaterinburg.

2.19.4.	Parking Fee calculated based on:

•	RUB four thousand (4,000) per month (excluding VAT) per one (1) parking slot for a truck and

•	RUB two thousand five hundred (2,500) per month (excluding VAT) per one (1) parking slot for a passenger vehicle.

The Parties have agreed that the Basic Lease Payment shall include use of the areas adjacent to the docks and the maneuvering areas.

2.20.

The Parties have agreed that the rates of the use fee for Premises 2 and/or Lease Payment for Premises 2 will be determined as a sum of the Lease Payment rates under Long-term Lease Agreement 1 applicable as of the date of signing the Certificate of Transfer for Use for Premises 2 and/or the Acceptance Certificate for Premises 2 and RUB 250 per sq. m per year, excluding VAT, with indexation, if it has been applied to the Basic Lease Payment rates according to Clause 2.27 of the Agreement, for each Basic Lease Payment rate.

2.21.

The Parties have agreed that the rate of the use fee for Premises 3 and/or the Lease Payment for Premises 3 will be determined as equal to the rates of the Lease Payment under Long-term Lease Agreement 1 applicable as of the date of signing the Certificate of Transfer for Use for Premises 3 and/or the Acceptance Certificate for Premises 3.

2.22.	The Parties have agreed that the Lease Payment shall be charged and paid as follows:

2.22.1.

Starting from the date of signing the Access Certificate for Phase 1, Phase 2, and Phase 3 and until the date when full four (4) months are over, the Lessor shall charge and the Lessee shall pay the Variable Part of the Lease Payment and the Operating Expenses in the amount agreed by the Parties in Clause 2.19.2.1 and 2.19.3 of the Agreement.

The Operating Expenses shall have been paid by the fifteenth (15th) day of the month following the reporting month. Lack of an issued invoice shall not be a reason for untimely transfer of money under the Agreement.

The Variable Part of the Lease Payment shall be paid within ten (10) business days (but not before the end of the reporting month) from the date of receipt by the Lessee of:

•	Invoice;

•	Universal Acceptance Certificate (UAC) for the respective reporting period;

•

Documents containing information on the name, the unit of measure, the cost per unit of measure, the cost by utility service consumed by the Lessee, calculation of the scope of the utility services consumed in accordance with the readings of the metering devices or, if applicable, by calculation of the area of the Premises in proportion to the Building area;

•	Documents confirming the actual tariffs on the Lessor’s costs for providing the Premises with utility services (copies of the supporting documents from the utility providers).

2.22.2.

Starting from the fifth (5th) month from signing the Access Date for Phase 1, Phase 2, and Phase 3 (but not earlier than the date of issuance of permission to the commissioning of the facility), the Lessor shall charge and the Lessee shall pay the Lease Payment in full: Basic Lease Payment, Operating Expenses, Parking Fee, Variable Part of the Lease Payment, subject to the provisions of Clauses 13.16 and 13.17 of the Agreement.

The Basic Lease Payment, the Operating Expenses, and the Parking Fee shall be paid by the fifteenth (15th) day of the month following the reporting month. Lack of an issued invoice shall not be a reason for untimely transfer of money under the Agreement.

The Variable Part of the Lease Payment shall be paid within ten (10) business days (but not before the end of the reporting month) from the date of receipt by the Lessee of:

•	Invoice;

•	Universal Acceptance Certificate (UAC) for the respective reporting period;

•

Documents containing information on the name, the unit of measure, the cost per unit of measure, the cost by utility service consumed by the Lessee, calculation of the scope of the utility services consumed in accordance with the readings of the metering devices or, if applicable, by calculation of the area of the Premises in proportion to the Building area;

•	Documents confirming the actual tariffs on the Lessor’s costs for providing the Premises with utility services (copies of the supporting documents from the utility providers).

2.23.

In case the Lessee may not use the Phase 1 and/or Phase 2 and/or Phase 3 facilities (or a part thereof) as their condition is not suitable for their intended use for the reasons resulting from the Lessor’s action (or omission), the Lessee shall notify the Lessor of inability to use the Phase 1 and/or Phase 2 and/or Phase 3 facilities (or a part thereof), shall stop using the Phase 1 and/or Phase 2 and/or Phase 3 facilities (or a part thereof) and shall be entitled not to pay the respective Basic Lease Payment and the Operating Expenses for the period when the Phase 1 and/or Phase 2 and/or Phase 3 facilities (or parts thereof) are not used. In all the other cases the Lessee shall timely make the Lease Payment in full.

2.24.

For the purpose of calculation of the Lease Payment under Long-term Lease Agreement 1, the Leased Area of the Premises shall be determined based on the results of the measurements by the Cadastral Engineer.

2.25.

Unless otherwise specified in the Agreement, all the rates and amounts of the payments specified herein are given excluding VAT. If in accordance with the laws of the Russian Federation, the payment amounts are subject to VAT, the VAT amount (calculated at the then applicable rate) will be specified in the respective invoice of the Lessor and shall be paid by the Lessee according to the same procedure as the payment amounts.

2.26.

In case the Lessee makes any payment under this Agreement which is subject to VAT, the Lessee shall pay the respective VAT amount to the Lessor. In case the Lessee compensates the Lessor the costs incurred by the latter, it shall also compensate the Lessor the VAT amount related to such costs.

2.27.

Starting from the 13th month of the lease counted from the date of signing the Acceptance Certificate for the Premises, the amount of the Basic Lease Payment, the Operating Expenses, the Parking Fee, the Phase 2 Option Payment, the Phase 3 Option Payment, the Security Payment, valid as of the date when the Lessor sends the indexation notice, are subject to annual indexing in proportion to the Customer Price Index according to the officially published data of the Federal State Statistics Service of Russia for the previous year in relation to the acting amounts of Basic Lease Payment, Operating Expenses, Parking Fee, Security Payment, but no less than by three percent (3%) and no more than five percent (5%).

The Lessor shall send a written notice to the Lessee on any change in Basic Lease Payment, The Operating Expenses, the Parking Fee, and the Security Payment with indication of the new amount of the Basic Lease Payment, the Operating Expenses, the Parking Fee and the Security Payment and the date starting to which the Lessee shall pay the changed Basic Lease Payment, Operating Expenses, Parking Fee and the Security Payment with a reference to the indexation amount with attachment of a printout from the website of the Federal State Statistics Service of Russia.

In any case the Lessor’s notice shall be sent at least thirty (30) calendar days before the date of such change.

The Lessee hereby agrees with the notice of a change in the Basic Lease Payment, the Operating Expenses, the Parking Fee, and the Security Payment, including its agreement to consider the notice of a change in the Basic Lease Payment, the Operating Expenses, the Parking Fee, and the Security Payment an integral part of the Agreement changing the Lessee’s obligations for payment of the Basic Lease Payment, the Operating Expenses, the Parking Fee, and the Security Payment starting from the date specified in the notice.

The Basic Lease Payment, the Operating Expenses, the Parking Fee and the Security Payment in accordance with this Clause shall be unilaterally changed by the Lessor without any additional consent by the Lessee.

2.28.

In case the Lessee is granted access to Premises 2, as confirmed by signing the Access Certificate for Premises 2, the Basic Lease Payment rate under Long-term Lease Agreement 1 provided for in Clause 4.6.1 (a) of Long-term Lease Agreement 1 shall be subject to change by increasing it by RUB five hundred (500) with application of indexation if it has been applied to the Basic Lease Payment rates under Long-term Lease Agreement 1 according to Clause 4.13 of Long-term Lease Agreement 1:

2.29.

In case the Lessee is granted access to Premises 3, as confirmed by signing the Access Certificate for Premises 3, the Basic Lease Payment rate under Long-term Lease Agreement 1 provided for in Clause 4.6.1 (a) of Long-term Lease Agreement 1 shall be subject to change by increasing it by RUB two hundred fifty (250) with application of indexation if it has been applied to the Basic Lease Payment rates under Long-term Lease Agreement 1 according to Clause 4.13 of Long-term Lease Agreement 1:

2.30.

Any other conditions of Long-term Lease Agreement 1 are agreed by the Parties and given, respectively, in the form of Long-term Lease Agreement 1 (Appendix 3 to the Agreement) being an integral part of the Agreement.

3. THE LESSOR’S CONSTRUCTION OBLIGATIONS

3.1.

The Lessor undertakes to carry out Phase 1 construction on the Land Plot for the purpose of Project implementation in accordance with the ToR, the project documentation of the basic design and detailed design stages and in accordance with the requirements of the applicable laws and the stages and timelines specified in Appendix 1:4 to the Agreement.

3.2.	The Parties have agreed the following dates for Phase 1:

3.2.1.	The date of granting access to Premises 1 to the Lessee is April 1, 2021 or earlier.

3.2.1.1.	The Lessor shall notify the Lessee of the readiness to grant access to Premises 1 ten (10) business days before the assumed Access date;

3.2.1.2.	Provision of access to Premises 1 shall be formalized by an Access Certificate to be signed by the Parties in the form of Appendix 2:1 to the Agreement;

3.2.2.	The date of Phase 1 Building commissioning shall be on or prior to July 1, 2021,

3.2.3.	The date of registration of the Lessor’s ownership right to the Phase 1 Building shall be August 1, 2021 or earlier;

3.2.4.	The date of signing Long-term Lease Agreement 1 shall be at least ten (10) business days from the date of registration of the Lessor’s title to the Phase 1 Building;

3.2.5.

The date of Transfer of Premises 1 for Use shall be upon expiration of four (4) calendar months from signing the Access Certificate by the Parties, but not earlier than the date of receiving a permit for commissioning of Phase 1 Building, and the Parties shall sign the respective Certificate of Transfer for Use for Premises 1;

3.2.5.1.

From the date of signing the Certificate of Transfer for Use for Premises 1 by the Parties and until the date of signing the Acceptance Certificate for Premises 1 under Long-term Lease Agreement 1, the Use Fee in relation to Premises 1 shall be charged;

3.2.5.2.	The procedure for charging and paying the Use Fee is determined by Clauses 13.16–13.17 of the Agreement;

3.2.6.

The date of signing the Acceptance Certificate for Premises 1 shall be the same as the date of signing Long-term Lease Agreement 1 by the Parties; the Acceptance Certificate for Premises 1 shall be signed by the Parties in the form of Appendix 3 to the Agreement;

3.2.7.	The date of submission of Long-term Lease Agreement 1 for State Registration shall be within five (5) business days upon signing Long-term Lease Agreement 1.

3.2.8.	Unless otherwise stipulated by the Agreement, the Parties shall be governed by the timelines specified in this Clause of the Agreement.

3.3.	The Lessor undertakes to timely provide the Lessee with the data on the Contractor with indication of their contact persons.

3.4.	Before signing the Access Certificate provide premises for placement of persons engaged by the Lessee under Clause 6.2.5 of the Agreement.

3.5.

Starting from the date of signing the Access Certificate and until signing Long-term Lease Agreement 1 by the Parties, the Lessor shall arrange and provide for safe performance of all the work types in the Phase 1 Building and on the Land Plot in accordance with the laws of the Russian Federation.

3.6.

The Parties have specially stipulated that any approvals or permits from the competent authorities required for discharge of the Parties’ obligations under the Agreement shall be received by the Lessor and at the cost of the Lessor. Non-discharge of this obligation by the Lessor shall result in releasing the Lessee from the need to discharge any cross-obligation before receiving the required permits and approvals from the competent authorities by the Lessor. For the avoidance of doubt, the Parties have agreed that non-receipt of the required approvals and permits by the Lessor, if this prevents from use of the Phase 1, Phase 2, and Phase 3 facilities by the Lessee, shall result in the Lessee’s right to terminate the Agreement.15

3.7.	Within three (3) business days upon receipt of the Permit for Commissioning of Phase 1 Buildings, the Lessor undertakes to deliver a notarized copy of such permits to the Lessee.

3.8.	The Lessor undertakes to provide for timely extension of its lease right to the Land Plot.

3.9.

The Parties have agreed that the project documentation for the Premises prepared by the Lessor (Contractor) shall be first provided for review, including with regard to layout of the Premises (including the area of the Premises)shall be preliminarily reviewed by the Lessee. The Lessee shall be entitled to claim introduction of changes which do not contravene the Terms of References into the project documentation for the Premises.

3.10.

The Parties have agreed that the changes given in Appendix 1:2 to the Agreement shall be agreed by the Parties by signing a supplementary agreement to the Agreement. In case any changes in the layouts according to Appendix 1:2 to the Agreement have not been agreed by the Lessee, the Lessee is entitled not to accept the Premises from the Lessor under the Access Certificate and/or the Acceptance Certificate.

4.     ACCESS TO THE PREMISES. LESSEE’S WORKS

4.1.

For the purpose of preparation of Premises 1 for their further leasing by the Lessee and conducting the Lessee’s Works, the Lessor undertakes within the timelines provided for in Clause 3.2.1 of the Agreement grant the Lessee access to Premises 1 for conducting the Lessee’s Works.

4.1.1.	The Lessor grants the access to the Lessee for the period of four (4) months upon the date of signing the Access Certificate.

4.2.

The Lessor undertakes to ensure the required scope of construction readiness of the Building (including the Premises and the utilities) agreed by the Parties and set forth in Appendix 1:5 to the Agreement at the time of granting the access. Granting access to the Premises shall be formalized by an access certificate (hereinbefore and hereinafter referred to as the “Access Certificate”) to be signed by the Parties in the form of Appendix 2:1 to the Agreement on the date of access provision.

4.3.	The Lessor shall notify the Lessee of the readiness to transfer the Premises under the Access Certificate at least 10 business days before the assumed date of signing the Access Certificate.

4.4.

The Lessee is entitled not to sign the Access Certificate in case of any major defects preventing from conducting the Lessee’s Works in the Premises, such as incompliance of the construction readiness scope with Appendix 1:5 to the Agreement and Clause 3.2.1 of the Agreement.

4.5.

In case the Lessor has not received a motivated refusal to sign the Access Certificate from the Lessee within seven (7) business days upon its receipt by the Lessee, the Access Certificate shall be deemed duly signed.

4.6.	The Lessor will not prevent the Lessee from access to the Premises after signing the Access Certificate, subject to due discharge of the Lessee’s obligations under the Agreement.

4.7.	Starting from the date of granting the access (the date of signing the Access Certificate), the Lessee shall:

4.7.1.	observe the applicable laws, the requirements of the competent authorities/organizations and the Lessor with regard to the Premises and/or their use;

4.7.2.	Not conduct, without prior agreement by the Lessor, any of the Lessee’s Works which:

•	affect the load-bearing structures of the Building;

•	affect appearance of the Building, including placement of façade signs;

•	affect the key utilities of the Building;

•	affect the internal partitions of the Building;

•

result in hindered access to the Land Plot, its digging up, disturbance of coating, additional fencing, generation of embankments and changes in the purpose of the special areas on it (parking, garbage collection spaces, smoking spaces, etc.).

4.7.3.	pay the Variable Part of the Lease Payment and the Operating Expenses on the conditions determined herein.

4.7.4.

Prior to the start of the Lessee’s Works in the Premises as per the requirements of Clause 4.7.2 of the Agreement, the Lessee shall submit to the Lessor for review and coordinate with the Lessor the following:

•	the technical documentation regarding the planned works (drawings, diagrams, specifications, if applicable)

•	the work plan in case the Lessee’s Works may interfere with the Lessor’s works hereunder;

•	other documents related to the Lessee’s Works, taking into consideration the requirements of Clause 4.7.2 of the Agreement, which may be required for agreement by the Lessor.

The Lessor shall, within five (5) business days, agree upon the Lessee’s Works and may not refuse to review and agree upon such documentation and works without reason.

The Lessor, as a professional in its field, guarantees any assistance to the Lessee in preparation and improvement of the technical documentation and the plan of the Lessee’s Works which may interfere (be conducted at the same time and place) with the Lessor’s Works.

4.7.5.

In case the Lessee or any third party engaged by the Lessee causes any damage to the Lessor and/or the Lessor’s employees as a result of conducting the Lessee’s Works, compensate the damage in full within ten (10) business days upon filing the Lessor’s claim and the documents confirming the scope of the damage caused;

4.7.6.	Notify the Lessor of any defects in and damage to the Premises and/or the Building of which the Lessee became aware in the course of conducting the Lessee’s Works;

4.7.7.	Not prevent the Lessor from exercising continuous control over performance of the Lessee’s Works without interfering with its activities.

4.8.	Upon expiry of four (4) months from signing the Access Certificate:

4.8.1.	in case of the Lessor’s registered ownership right to the Phase 1 Building, but not before signing Long-term Lease Agreement 1, the Lessee undertakes to sign the Acceptance Certificate for Premises 1.

The Lessor shall notify the Lessee of the readiness to transfer Premises 1 under the Acceptance Certificate for Premises 1 at least five (5) business days before the assumed date of signing the Acceptance Certificate for Premises 1.

The Lessee is entitled not to sign the Acceptance Certificate for Premises 1 in case of any Major Defects or major incompliance with the ToR, as defined in Clause 4, Appendix 1:3 to the Agreement.

In case the Lessor has not received a motivated refusal to sign the Acceptance Certificate for Premises 1 from the Lessee within five (5) business days upon its receipt by the Lessee, the Acceptance Certificate for Premises 1 shall be deemed duly signed.

4.8.2.

in case of no registered ownership right of the Lessor to the Building, but not before receiving the permit for Phase 1 Building commissioning by the Lessor, the Lessee undertakes to sign the Certificate of Transfer for Use for Premises 1.

The Lessor shall notify the Lessee of the readiness to transfer Premises 1 under the Certificate of Transfer for Use for Premises 1 at least five (5) business days before the assumed date of signing the Certificate of Transfer for Use for Premises 1.

The Lessee is entitled not to sign the Certificate of Transfer for Use for Premises 1 in case of any Major Defects or major incompliance with the TOR, as defined in Clause 4, Appendix 1:3 to the Agreement.

In case the Lessor has not received a motivated refusal to sign the Certificate of Transfer for Use for Premises 1 from the Lessee within five (5) business days upon its receipt by the Lessee, the Certificate of Transfer for Use for Premises 1 shall be deemed duly signed.

4.8.3.

The timelines for elimination of Major Defects shall not exceed forty five (45) business days, unless otherwise agreed by the Parties. In case the Major Defects are not eliminated in time, the Lessee is entitled to unilaterally terminate the Agreement.

The timelines for elimination of Minor Defects shall not exceed thirty (30) business days, unless otherwise agreed by the Parties.

In case of violation of the timelines for elimination of the Minor Defects, the Lessee is entitled to claim payment of a penalty in the amount of zero point one percent (0.1%) of the monthly ease Payment for each day of delay, starting from the first day of the delay and until the tenth day of the delay or the date on which the violation is rectified (inclusive), whichever is earlier.

5. SIGNING THE LEASE AGREEMENT

5.1.

The Lessor shall, within five (5) business days upon registration of the right to the Phase 1 Building, prepare five (5) copies of Long-term Lease Agreement 1, sign these copies and transfer them to the Lessee.

5.2.

Long-term Lease Agreement 1 shall contain the conditions specified in Appendix 3 to the Agreement. The Parties may not include in the copies of Long-term Lease Agreement 1 any conditions not provided for in Appendix 3 to the Agreement, except the cases specified in Clause 5.3 of the Agreement, unless otherwise agreed by the Parties.

5.3.

The Lessor shall specify in Long-term Lease Agreement 1 the area of the Premises in accordance with the technical records of the Premises, provided that the data contained in the above-mentioned documents are in compliance with the Terms of Reference.

5.4.

In case of any gaps in Appendix 3, the Lessor shall specify in Long-term Lease Agreement 1 the data for which the respective gaps were indicated as [●] have been left. The data specified shall be true as of the time of the time of preparation of the copies of Long-term Lease Agreement 1.

5.5.

The Lessee shall, within five (5) business days upon receipt of signed Long-term Lease Agreement 1 from the Lessor, confirm in writing compliance of the text of Long-term Lease Agreement 1 with the Agreement conditions or deliver to the Lessor a list of the identified incompliances of the text of Long-term Lease Agreement 1 with the Agreement conditions.

5.6.

In case of receiving the list of incompliances specified in Clause 5.5 of the Agreement, the Lessor shall, within five (5) business days upon receipt of the above-mentioned list, repeatedly prepare five (5) copies of Long-term Lease Agreement 1, taking into consideration the Lessee’s comments, sign them, and transfer them to the Lessee.

5.7.

In case of no comments regarding the received texts of Long-term Lease Agreement 1, the Lessee shall, within five (5) business days upon their receipt, sign the received texts of the Lease Agreement and return to the Lessor four copies of Long-term Lease Agreement 1. When signing Long-term Lease Agreement 1, the Lessee shall specify the date on which they are actually signed in them. The date of signing Long-term Lease Agreement 1 shall not be later than the date of signing the Acceptance Certificate for Premises 1.

5.8.	The Lessee may only refuse to sign Long-term Agreement 1 in accordance with Clause 5.5 of the Agreement in case of its incompliance with the requirements of Clause 5.3 or Clause 5.4. of the Agreement.

5.9.

If on the date specified in Clause 3.2.4 of the Agreement, the Parties do not enter into Long-term Agreement 1 for the reasons not related to the Lessee’s guilty acts and/or omission, the Lessee will be entitled to:

5.9.1.	Unilaterally set the new date for making Long-term Lease Agreement 1 in no less than one (1) month and no more than three (3) months of which it shall notify the Lessor in writing.

5.9.2.

In case Long-term Lease Agreement 1 is not made on the new date, the Lessee shall be entitled to claim compensation of the Lessee’s costs resulting from untimely execution of Long-term Lease Agreement 1 by the Lessor.

5.9.3.

In case the Parties do not make Long-term Agreement 1 in eleven (11) months upon the date specified in Clause 3.2.4 of the Agreement for any reasons not related to the Lessee’s guilty acts and/or omission, the Lessee will be entitled to unilaterally terminate Preliminary Lease Agreement 1 without recourse to a court

6. RIGHTS AND OBLIGATIONS OF THE PARTIES

6.1.	In accordance with the Agreement, the Lessee shall:

6.1.1.	Make all payments in the amount and in the manner provided for by the Agreement.

6.1.2.

Confirm the receipt from the Lessor of access and the possibility of using the Premises for the purpose of carrying out the Lessee’s Works by signing the Access Certificate in the form given in Appendix 2:1 to the Agreement.

6.1.3.	Comply with technical, sanitary, construction, fire prevention and other requirements usually imposed on the use of non-residential warehouse-type premises as part of their operational responsibility.

6.1.4.	Enter into the Long-term Lease Agreement with the Lessor in accordance with the terms and conditions of the Agreement.

6.1.5.	Discharge any other obligations stipulated by the Agreement.

6.2.	The Lessee may:

6.2.1.

Claim from the Lessor fulfillment of all the actions related to performance of the Agreement, including those which are not directly specified in the Agreement, but are required to achieve the purpose of the Agreement and implement the Project.

6.2.2.

The Lessee shall be entitled at any time to visit the Premises before the Access Date and compose a list of defects for the Lessor to complete the Lessor’s Works by the time of signing the Acceptance Certificate.

6.2.3.

Receive from the Lessor in a timely manner detailed information regarding the stage of discharge of the Lessor’s obligations under the Agreement (including registration of the Lessor’s long-term lease right to the Land Plot).

6.2.4.

Receive comments, clarifications, consultations from the Lessor on all issues related to the construction of Phase 1, Phase 2, and Phase 3, connecting the Premises to public utilities and facilities, registration of the Lessor’s long-term lease right to the Land Plot.

6.2.5.

Personally or with the help of consultants / other external or internal experts, check (based on documents and facts) the process of discharge of the Lessor’s obligations under the Agreement, the compliance of the Project and Detailed Design Documentation with the Terms of Reference and the applicable rules and regulations, participate in the acceptance of phases and works (including hidden ones) without interference in the construction activities of the Lessor.

6.2.6.

Require the Lessor to provide documents and information regarding the operation of facilities (including technical specifications, certificates of delineation of responsibility for the networks and engineering equipment, passports, warranty coupons and instructions for operating engineering equipment, utility line diagrams, etc.). The transfer of such documentation shall be carried out under a separate written acceptance certificate.

6.2.7.	Exercise other rights provided for by the Agreement and the applicable laws.

6.3.	In accordance with the Agreement, the Lessor shall:

6.3.1.

Discharge the obligations for development and agreement upon the project documentation of the basic design and detailed design stages, agreement upon certain technical documentation and parameters with the Lessee, construction and preparation of the Buildings and the Premises for lease in the scope (including without limitation) and within the timelines in accordance with Appendices 1:3 and 1:4 to the Agreement. The project documentation of the basic design and detailed design stages may be transferred to the Lessor in sections to order to speed up the agreement upon it.

6.3.2.

In case the Lessor or any third party engaged by the Lessor causes any damage to the Lessee and/or the Lessee’s employees as a result of conducting the Lessor’s Works, compensate the damage in full within ten (10) business days upon filing the Lessee’s claim and the documents confirming the scope of the damage caused.

6.3.3.	Ensure availability of separate electricity and cold and hot water metering devices in the Premises.

6.3.4.	Ensure performing any legal acts required to provide for utility resources and capacities for the Premises.

6.3.5.

Consult the Lessee on all the concerns the Lessee might have with respect to the Works, provision for utility resources and capacities for the Premises, works in the Premises to be carried out by the Lessee, and any other technical issues related to implementation of the Project.

6.3.6.	Timely notify the Lessee of inability to discharge the obligations / a part of the obligations under the Agreement;

6.3.7.

Within maximum five (5) business days upon the day of receiving an electronic or a written request from the Lessee, provide the requested documents and data related to discharge of the Lessor’s obligations under the Agreement.

6.3.8.	Provide for admission of persons engaged by the Lessee in accordance with Clause 6.2.5 of the Agreement and provide information upon their request within a reasonable time.

6.3.9.

Provide for removal of the overhead power transmission line from the Land Plot in accordance with Specification No. … dated February … for removal of overhead power transmission line 10 kV possessed by UZGA JSC from the construction territory of PSK-Evro-Dom LLC (or any other documents issued to replace the above-mentioned Specification No. … dated …).

6.3.10.	Provide for (arrange) unhindered access of the Lessee to the Land Plot.

6.3.11.	discharge any other obligations stipulated by this Agreement and the laws of the Russian Federation.

6.4.	The Lessor may:

6.4.1.	Timely receive from the Lessee the Lease Payment and any other payments in accordance with the Agreement conditions.

6.4.2.

Receive from the Lessee explanations and comments regarding the Terms of Reference. The Lessee shall provide such explanations and comments to the Lessor within two (2) business days upon receipt of the respective request from the Lessor. In case no explanations and comments are provided upon the Lessor’s request, the latter shall independently take a decision regarding further implementation of the Project without deviation from the Terms of Reference, the Project Documentation, and the applicable laws.

The Lessor’s requests and the Lessee’s comments shall be sent by the Parties to the email addresses specified in Clause 11.12.3 of the Agreement.

The Lessor may send its request from any other email address making it possible to reliably identify the sender, but anyway the Lessor’s outgoing correspondence shall contain the address like an employee’s last name in Latin characters ….

The Lessor’s request shall be sent to the email address (addresses) of the Lessee specified in Clause 11.12.3 of the Agreement. The Lessee’s explanations and comments to the Lessor’s request shall be sent solely from the email addresses specified in Clause 11.12.3 of the Agreement.

If required, the Lessor may request the Lessee’s written response to the request in a hard copy certified by signature of the person specified in Clause 11.2.1 of the Agreement, and the Lessee shall provide it within five (5) business days upon receipt of such a request from the Lessor. The Lessor’s right to request a written response does not imply the Lessor’s right to suspend implementation of the Project (without deviation from the Terms of Reference, the Design Documentation, and the applicable law) until receipt of the respective written response from the Lessee.

6.4.3.	Demand observance of the Agreement conditions by the Lessee.

6.4.4.	Exercise other rights provided for by the Agreement and the applicable laws.

7. SECURING THE LESSOR’S OBLIGATIONS

7.1.

The Lessee undertakes, within ten (10) business days upon signing the Agreement, transfer to the Lessor a security payment in the amount of RUB thirty-seven million five hundred thousand (37,500,000), excluding VAT.

7.2.

The Lessee undertakes, within ten (10) business days upon the date of signing Preliminary Lease Agreement 2, Preliminary Lease Agreement 3, respectively, transfer to the Lessor a security payment in the amount of:

7.2.1.	For Phase 2 – equal to the amount of the Basic Lease Payment, the Operating Expenses, and the Parking Fee for two months of the lease;

7.2.2.	For Phase 3 – equal to the amount of the Basic Lease Payment, the Operating Expenses, and the Parking Fee for two months of the lease.

7.3.

Security payment is a method of securing due discharge of the monetary obligations under the Agreement by the Lessee and a method of securing due discharge of the Lessee’s obligations to make the lease payment under the Lease Agreement provided for by Article 381.1 of the Civil Code of the Russian Federation. No interest shall be charged on the amount of the Security Payment and no indexation of the Security Payment is provided for.

7.4.

At the time of signing the Long-term Lease Agreement, the Security Payment made by the Lessee shall be offset by the Parties towards discharge of the Lessee’s duty to make monthly payments for the first and the last months of the lease.

8. TERMINATION. TERMINATION PROCEDURE. LIABILITY OF THE PARTIES

8.1.	The Agreement ceases to be effective in the following cases:

8.1.1.	The Parties’ mutual agreement regarding termination of the Agreement.

8.2.

In case of violation of the timelines for granting access to Premises 1 to the Lessee specified in Clause 3.2.1 of the Agreement, the Lessee shall be entitled to claim payment of a penalty in the amount of:

•

zero point one percent (0.1%) of the annual Lease Payment for each day of the delay, starting from the first day of the delay and until the tenth day of the delay inclusive or until the date of elimination of the violation inclusive, whichever is earlier;

•

zero point five percent (0.5%) of the annual Lease Payment for each day of the delay, starting from the eleventh day of the delay and until the thirtieth day of the delay inclusive or until the date of elimination of the violation inclusive, whichever is earlier;

•

one percent (1.0%) of the annual Lease Payment for each day of the delay, starting from the thirty first day of the delay and until the fortieth day of the delay inclusive or until the date of elimination of the violation inclusive, whichever is earlier;

•

two percent (2.0%) of the annual Lease Payment for each day of the delay, starting from the forty first day of the delay and until the seventieth day of the delay inclusive or until the date of elimination of the violation inclusive, whichever is earlier;

•

three percent (3.0%) of the annual Lease Payment for each day of the delay, starting from the seventy first day of the delay and until the date of elimination of the violation inclusive or until the date of termination of the Agreement, whichever is earlier.

8.3.

In case of violation of the timelines for receiving a permit for commissioning of the Building specified in Clause 3.2.2 of the Agreement, the Lessee shall be entitled to claim payment of a penalty in the amount of:

•

zero point one percent (0.1%) of the annual Lease Payment for each day of the delay, starting from the thirty first day of the delay and until the ninetieth day of the delay inclusive or until the date of elimination of the violation inclusive, whichever is earlier;

•

one percent (1.0%) of the annual Lease Payment for each day of the delay, starting from the ninety first day of the delay and until the one hundred fiftieth day of the delay inclusive or until the date of elimination of the violation inclusive, whichever is earlier;

•

two percent (2.0%) of the annual Lease Payment for each day of the delay, starting from the one hundred fiftieth first day of the delay and until the two hundred tenth day of the delay inclusive or until the date of elimination of the violation inclusive, whichever is earlier;

•

three percent (3.0%) of the annual Lease Payment for each day of the delay, starting from the two hundred eleventh day of the delay and until the date of elimination of the violation inclusive or until the date of termination of the Agreement, whichever is earlier.

8.4.	The Lessee shall be entitled to unilaterally repudiate the Agreement without court proceedings in the following cases:

•	in case the Lessee has not been granted access to the Premises within the timelines specified in this Agreement by more than four (4) months for any reasons beyond the Lessee’s control;

•	in case of a delay in receiving a permit for commissioning of the Building, as provided for in Clause 3.2.2 of the Agreement by more than nine (9) months for any reasons beyond the Lessee’s control;

•

in case the Premises have been caused direct damage not through the Lessee’s fault and, therefore, more than 20% of the total area of the Premises (less the area of the Office Premises) becomes fully unsuitable for their use in accordance with the intended purpose and the damage is not eliminated within two (2) months upon confirmation of the damage by the Parties;

•	in other cases expressly provided for by the Agreement.

8.5.

In case of violation of the timelines for provision of the Security Payment by the Lessee, the Lessor shall be entitled to claim payment of a penalty in the amount of one percent (1.0%) of the monthly Lease Payment for each day of the delay until the date of elimination of the violation inclusive.

8.5.1.	In case of a delay in transfer of the Security Payment by the Lessee by more than thirty (30) calendar days, the Lessor may terminate the Agreement.

8.6.

In case of a delay in making lease payment or any other payments provided for herein, the Lessor shall be entitled to claim payment of a penalty in the amount of zero point one percent (0.1%) of the monthly Lease Payment for each day of the delay.

8.7.

In case of the Lessee’ unmotivated refusal to sign the Long-term Lease Agreement (for reasons not provided for by Clause 5.8 of the Agreement), the Lessor may claim payment of a penalty in the amount of:

•

three percent (3.0%) of the annual Lease Payment for each day of the delay, starting from the sixth day of the delay and until the date of elimination of the violation inclusive or until the date of termination of the Agreement, whichever is earlier.

8.8.	Any penalties provided for by the Agreement shall be paid by the guilty Party based on the other Party’s written request within ten (10) business days upon receipt of the claim.

8.9.	The Parties may not unilaterally repudiate the Agreement without recourse to a court, except for the reasons provided for by the Agreement.

8.10.

With respect to everything else not stipulated by the Agreement, the Parties shall be liable for non-performance and/or improper performance of their obligations hereunder pursuant to the laws of the Russian Federation.

8.11.

After termination of the Agreement for any reason the Parties will carry out reconciliation of payments. All the financial settlements shall be carried out by the Parties within thirty (30) calendar days upon the date of termination of the Agreement.

8.12.

The Lessor shall not be entitled to retain any movable assets of the Lessee placed in the Premises under any circumstances, except presence of an enforceable court ruling, to secure any payment obligations of the Lessee assumed by it under the Agreement and/or the Long-term Lease Agreement.

8.13.

In case of violation of the timelines for submission of the Project Documentation for the Basic Design Stage according to Appendix 1:4 to the Agreement for more than fifteen (15) days, charging the Basic Lease Payment (Clause 2.19 of the Agreement) shall be shifted in proportion to the number of the days of delay by the Lessor.

9. INSURANCE

9.1.

Before receiving a permit for commissioning of the Building, the Lessor shall independently buy or cause buying by the General Contractor package insurance against construction and installation risks, including the risk of accidental loss of or damage to construction and installation object for the total contract value of the works and the materials. The franchise shall not exceed RUB three million (3,000,000).

9.2.

Starting from the date of signing the Access Certificate and before receiving a permit for commissioning of the Building, the Lessor also undertakes to independently buy a civil liability insurance certificate against the risks related to construction and installation works, including the risk of liability to third parties for their injury, death or damage to their property as result of construction and installation works, with the liability limit of at least RUB five hundred million (500,000,000), with the liability limit for each insurance event of at least RUB fifty million (50,000,000). The franchise shall not exceed RUB three hundred thousand (350,000).

9.3.	From the date of signing the Access Certificate the Lessee shall execute and maintain a package insurance against construction and installation risks:

9.3.1.

Risk of accidental loss of and/or damage to facilities under construction and installation (“Tangible Damage”) for the total contractual value of the works and the materials. The franchise shall not exceed RUB three million (3,000,000).

9.3.2.

Risk of liability to third parties for their injury, death or damage to their property as a result of construction and installation works (“Liability Insurance”) with the minimum liability limit of RUB five hundred million (500,000,000) for all insurance events and each of them. The Franchise shall not exceed RUB one million five hundred thousand (1,500,000) and shall only apply to property damage.

9.4.	All the insurance agreements specified above shall be provided by an insurance company whose rating is at least ruA+ (Expert RA).

9.5.

All the above-mentioned insurance agreements specified above shall contain provisions preventing the Lessor’s and or the Lessee’s insurance company to recover from the Lessee and/or the Lessor by way of subrogation or otherwise, any losses or compensation of damage on the insurance events provided for by such insurance agreements.

9.6.	Property insurance on the “all risks” basis implies coverage of damage to property resulting from an external and accidental impact, including without limitation the following risks:

•	fire, lightning stroke, gas explosion;

•	natural calamities;

•	damage by water;

•	explosion;

•	theft with trespassing – events qualified by the law enforcement authorities according to clause b of Part 2 of Article 158 (theft with trespassing of premises or any other storage facilities);

•	robbery – events qualified by the law enforcement authorities according to paragraph d of Part 2 of Article 161 of the Criminal Code of the Russian Federation;

•	robbery with violence – events qualified by the law enforcement authorities according to Article 162 of the Criminal Code of the Russian Federation;

•

improper activities of third parties (improper activities under this certificate of insurance mean willful activities aimed at destruction of / damage to the insured property which may be classified under the Criminal Code of the Russian Federation as: intentional destruction of or damage to property (Article 167 of the Criminal Code of the Russian Federation), hooliganism (Article 213 of the Criminal Code of the Russian Federation), vandalism (Article 214 of the Criminal Code of the Russian Federation);

•	falling piloted flying objects or parts thereof on the insured property;

•	running-down accidents.

10. FORCE MAJEURE

10.1.

Each of the Parties shall be released from liability for full or partial failure to perform its obligations under the Agreement, if such failure has been caused by Force Majeure Events having occurred after making the Agreement. The release of liability refers only to the obligations whose duly performance has become impossible due to such Force Majeure Events and only for the duration period of the Force Majeure Events.

10.2.	A Party that refers to force majeure events shall immediately after occurrence of such events notify the other Party of them in writing.

10.3.

In case the Force Majeure Events last for more than three (3) months or there are reasonable grounds to suppose that the Force Majeure Events will last for more than three (3) months and in case the Force Majeure Event is a regulatory act issued by the Russian Federation making performance of the Agreement impossible, the Parties undertake to start negotiations and amend the Agreement in such a way that the Parties could continue performance of their obligations hereunder and in the way closest to the initial intentions of the Parties.

11. NOTICES

11.1.

Any notices, approvals, consents, permits, and other messages related to the Agreement shall be in writing and shall be delivered by registered mail with acknowledgement of receipt or by courier to the address of the respective party specified in the Agreement.

11.2.	The Parties’ mailing addresses:

11.2.1.	Address for mailing by Russian Post:

The Lessor:	The Lessee:

Adva LLC	Internet Solutions LLC

Mailing address: 1 Logopark Street, building 1, Lenina village, Aksay district 346703, Rostov region	Mailing address: 10 Presnenskaya nab, unit 1, floor 41, room 6, Moscow 123112

Attention: General Director	Attention: Supply Chain Director

11.2.2.	For sending by courier (express delivery):

The Lessor:	The Lessee:

Adva LLC	Internet Solutions LLC

11.2.3.	For emailing:

The Lessor:	The Lessee:

Adva LLC	Internet Solutions LLC

11.3.	In case of a change in a Party’s mailing address, it shall immediately notify the other Party of the change.

11.4.	Any messages shall be valid starting from the date of delivery to the respective mailing address.

12. CONFIDENTIALITY

12.1.

Each of the Parties agrees not to use for any purposes not related to performance of the Agreement and not to disclose to third parties (except as provided for by Clause 12.2 of the Agreement) any terms and conditions hereof or any other documents related to then without a prior written consent of the other Party.

12.2.	The limitations set in Clause 12.1 of the Agreement do not refer to disclosing any information:

12.2.1.	if such information shall be disclosed according to the applicable laws;

12.2.2.	upon request of any other competent authority/organization, it is required according to the applicable Russian laws;

12.2.3.	to the Party’s professional advisers or auditors;

12.2.4.	to any persons engaged by the Lessee for implementation of the Project.

12.3.

The Parties have agreed that the Project Documentation, the Detailed Design Documentation, and any other technical documents on the Agreement shall be used by the Parties solely as a part of implementation of the Project and shall not be used for any other purposes.

13. MISCELLANEOUS

13.1.

The Agreement shall enter into force upon its signing by the Parties (taking into consideration certain conditions of the Agreement entering into force on any other date) and shall be valid until complete discharge of the Parties’ obligations under the Agreement.

The Parties have agreed that the conditions of Section 2 of the Agreement with regard to the Phase 2 Option and Phase 3 Option remain in force after signing Long-term Lease Agreement 1 by the Parties (Appendix 3 to the Agreement).

13.2.	Neither Party is entitled to transfer its rights and obligations under the Agreement (as a whole or in part) without the other Party’s prior written consent.

13.3.

By signing the Agreement the Lessor gives its written consent that the Lessee may sublease the Premises or a part thereof (subject to a written notice to the Lessor ten (10) calendar days before the sublease) in case of a sublease to the Lessee’s Affiliate (including the following entities: Internet Logistics LLC (OGRN 1076949002261, INN 6949003359) and Ozon Holding LLC (OGRN 5167746332364, INN 7743181857)).

13.4.	In the Agreement the “Lessee’s Affiliate” means a legal entity in which more than 51% of interests/shares are owned by the Lessee / the Lessee’s founders/members.

13.5.

The Lessee is granted a preemptive right to enter into long-term lease agreements with regard to the Phase 1 Building, the Phase 2 Building, and the Phase 3 Building for a new period, subject to a notice to the Lessor at least twelve (12) months before the end of the lease period under the respective long-term lease agreement. If the Lessee provides such a notice, the Lessee and the Lessor will conduct a bona-fide negotiation for agreement upon the conditions for a new lease period and making a new lease agreement, which shall be entered into (subject to the Parties’ agreement) at least nine (9) months before the end of the lease period under the respective long-term lease agreement.

13.6.	Each of the Parties shall confirm and guarantee the other Party that:

13.6.1.	it has received all the approvals and permits provided for by the foundation documents and the applicable Laws of the Russian Federation required for execution and due performance of the Agreement;

13.6.2.

the persons having signed the Agreement for each of the Parties are duly authorized and act in the interest of each of the Parties and in accordance with the foundation documents and the applicable laws.

13.7.

The Parties confirm to each other that by the time of execution of the Agreement, the Long-term Lease Agreement for Phase 1, the Preliminary Lease Agreement for Phase 2, the Preliminary Lease Agreement for Phase 3, the long-term Lease Agreement for Phase 2, the Long-term Agreement for Phase 3, they will have received all the corporate approvals required for making the specified transactions in accordance with the applicable laws and the internal corporate documents of each of the Parties.

13.8.

The Lessor provides the Lessee with the representations (as provided by Article 431.2 of the Civil Code) given in this Section 13 of the Agreement (Lessor’s Representations) and acknowledges that the Lessee has entered into the Agreement with reliance on the Lessor’s Representations and their accuracy. The Parties have come to an agreement that the Lessor’s Representations and provision of the Lessee’s accurate Representations shall be a material condition of the Agreement. Ensuring accuracy of the Lessor’s Representations as of the Agreement Date and for the period of its validity is the Lessor’s responsibility. The Lessor hereby represents that:

13.8.1.

As of the date of signing the Agreement the Lessor represents that the Land Plot is not in dispute (including on the matter of law) or under arrest (seizure), no recourse is taken against the Land Plot, the Land Plot has not been contributed to the authorized capital of a legal entity, placed in trust, transferred to a fund, as a contribution or to joint operations of a simple partnership, the Land Plot is not under prohibition of registration activities in the authority responsible for state registration of rights to real estate, the Land Plot is free from any other encumbrances and restrictions, including the Land Plot is not charged or servient, regardless to indication of the encumbrances in the Unified State Register of Immovable Property (i.e. data which are not recorded in the Unified State Register of Immovable Property, but exist).

13.8.2.	On the date of signing the Agreement the Lessor represents that the time of permitted use of the Land Plot will match the permitted use for the purposes of Project implementation.

13.8.3.

The Lessor confirms that it has obtained the lease right to the Land Plot in full compliance with the applicable laws. The Lessor is not aware of any reasons for disputing the Lessor’s lease rights to the Land Plot.

13.9.	The Lessor also provides warranties that:

13.9.1.

As of the date of signing the Acceptance Certificate, the Premises are duly commissioned in accordance with the laws of the Russian Federation and meet all the applicable construction rules and regulations and the purpose and are not subject to any other lease agreements, except the Agreement.

13.9.2.

As of the Agreement Date, it has all the required permits, licenses, and any other required documents for construction of the Premises, has obtained and/or will obtain all the required approvals of the governmental or municipal and other competent authorities.

13.9.3.	The Lessor observes all the requirements of the laws regarding sanitary, fire, environmental, and construction safety.

13.9.4.

Any limitations or encumbrances which may be established with regard to the Land Plot and/or the Premises in the future (reasonably depending on the Lessor) will not have an impact on the Lessee’s activities in the Premises in accordance with the Agreement.

13.10.	When interpreting the Agreement, it shall be taken into account that:

13.10.1.	if a Party’s approval or consent is required, they shall be only deemed valid if given in writing;

13.10.2.	days means calendar days, except when business days are specifically mentioned in the Agreement;

13.10.3.	the words “including”, “include”, “inter alia” are considered without limitation of interpretation to those listed;

13.10.4.	the headings of clauses of and Appendices to the Agreement are given for convenience only and shall not be used to interpret the contents of the Agreement;

13.10.5.	unless the context indicates otherwise, any reference to the clause or Appendix means a reference to the relevant Clause of or Appendix to the Agreement;

13.10.6.	references to “expenses” include any reasonable losses, damage and properly incurred expenses and costs confirmed by documents, but do not include loss of profit;

13.11.	Unless otherwise expressly stated herein, each Party shall perform its obligations at its own expense.

13.12.

If any provision of the Agreement is deemed by a court resolution or otherwise invalid, unlawful or unenforceable for any reason, it shall not affect the remaining provisions of the Agreement. The Parties undertake to make the necessary amendments to the provisions hereof which are invalid, unlawful or unenforceable in such a way that they become valid, legal and enforceable, or replace such provisions with valid, legal and enforceable ones that shall have an economic effect as close as possible to the original intention of the Parties without changing any material provisions hereof.

13.13.

A material change in the circumstances from which the Parties proceeded when entered into the Agreement (as defined in Article 451 of the Civil Code of the Russian Federation) shall not constitute the ground for amendment or termination of the Agreement by either Party.

13.14.	After signing the Agreement all the previous correspondence and agreements of the Parties shall become void.

13.15.	The Parties acknowledge and confirm that the Agreement is a mixed agreement combining all the signs of a preliminary agreement, an option for making an agreement, and a lease agreement.

Therefore, the relations between the Parties under the Agreement shall be regulated by the laws applicable to the above-mentioned agreements, unless otherwise stipulated by the Agreement or results from the nature of the Parties’ relations.

13.16.

From the time (date) of signing the Certificate of Transfer for Use for Premises 1, the Lessee shall be entitled to use Premises 1 in accordance with their intended purpose determined in Clause 2.6 of Appendix 3 to the Agreement.

During the period of using Premises 1 the Parties’ relations shall be applied the conditions agreed by the Parties in the Long-term Lease Agreement being Appendix 3 hereto, i.e. Clause 6 (Lessee’s Rights and Obligations), Clause 7 (Lessor’s Rights and Obligations), Clause 8 (Parties’ Liability), Clause 9 (Termination of the Agreement), Appendix 1 (Lessees’ Rules), Appendix 3 (Certificate of Delineation of Operational Responsibility)

Use of Premises 1 under the Agreement in accordance with their intended purpose on the conditions of the Agreement shall be stopped automatically upon signing Long-term Lease Agreement 1 by the Parties.

13.17.

For use of Premises 1, from the date of signing the Certificate of Transfer for Use for Premises 1 by the Parties, the Lessee shall be charged the Use Fee for Premises 1 in accordance with the provisions of Appendix 3 to the Agreement, i.e. Clause 3 (Composition and Amount of the Lease Payment. Security Payment) and Clause 4 (Procedure for Settlements). The fixed use fee shall be calculated in the amount of and in the same way as the Fixed Part of the Lease Payment and the variable use fee – in the amount of and in the same way as the Variable Part of the Lease Payment.

The Use Fee for Premises 1 shall be paid within the timelines provided for in Clause 4 (Settlement Procedure) of Appendix 3 to the Agreement, but not earlier than five (5) business days upon provision of documents confirming submittal of Long-term Lease Agreement 1 for state registration by the Lessor.

13.18.	The Agreement is executed in two (2) copies both having equal legal force, one (1) copy for each Party. 13.19.

13.19.

The Agreement contains the following Appendices forming an integral part hereof. In case of any discrepancies between the Agreement provisions and the appendices hereto, the provisions hereof shall prevail.

Appendix 1:1 – General Layout;

Appendix 1:2 Phase 1 Buildings Layout;

Appendix 1:3 Terms of Reference;

Appendix 1:4 Schedule and Interaction between the Parties;

Appendix 1:5 Construction Readiness of Premises as of the Date of Access;

Appendix 2:1 Access Certificate form;

Appendix 2:2 Form of Certificate of Transfer for Use for Premises 1

Appendix 3 Long-term Agreement Form

Appendix 4 Form of Certificate of Admission to the Lessee’s Works

14. APPLICABLE LAW AND DISPUTE RESOLUTION

14.1.	The Agreement has been drawn up and is subject to interpretation and regulation in accordance with the applicable Laws of the Russian Federation.

14.2.

In case of any dispute between the Parties in relation to the Agreement, upon request of one of the Parties, the authorized representatives of the Parties shall meet within five (5) business days from the date of the request in order to resolve the dispute without recourse to a court.

14.3.

If any dispute is not resolved in accordance with Clause 14.2 of the Agreement within ten (10) business days upon the request (mandatory pre-judicial (complaint) procedure), any dispute arising out of the Agreement or related to it shall be resolved in the Arbitrazh (Commercial) Court of Moscow, unless otherwise agreed in the course of negotiation.

15. LEGAL ADDRESSES, BANK DETAILS AND SIGNATURES OF THE PARTIES

The Lessor:	The Lessee:

Adva LLC	Internet Solutions LLC

OGRN 1133443021810	OGRN 1027739244741

INN 3443923606	INN 7704217370

Address: 346703, Rostov region, Aksay district,	Address: Moscow 123112,

1 Logopark Street, building 1, Lenina village,	10 Presnenskaya nab., unit 1, floor 41, room 6, PO Box 23 (OZON.ru)

Representative Adva LLC		Representative Internet Solutions LLC

/signature/	A.L. Shakhnazarov	/signature/	A.I. Pavlovich
/Seal: Adva Limited Liability Company INN 3443923606 OGRN 113344021610 /		/Seal: Internet Solutions Limited Liability Company Moscow /

Appendix 3

to Preliminary Lease Agreement

dated November 6, 2019

FORM

LONG-TERM LEASE AGREEMENT

START OF THE LONG-TERM LEASE AGREEMENT FORM

LONG-TERM LEASE AGREEMENT

This Long-term Lease Agreement is signed on [●] in [●], Russian Federation, by and between:

(1)

Adva Limited Liability Company (brief name – Adva LLC), a legal entity which was founded and operates in accordance with the laws of the Russian Federation, registered by the Federal Tax Service Inspectorate for Dzerzhinsk district of Volgograd city, registration date: August 12, 2013, OGRN 1133443021810, INN 3443923606, KPP 610201001, located at: 1 Lenina village, building 1, Aksay district 346703, Rostov region, represented by [●] acting under [●] (hereinafter referred to as the “Lessor”); and

(2)

Internet Solutions Limited Liability Company (brief name – Internet Solutions LLC), a legal entity which was founded and operates in accordance with the laws of the Russian Federation, registered by the Moscow Registration Chamber State Enterprise, registration date: September 5, 2000, OGRN 1027739244741, INN 7704217370, KPP 770301001, located at: 10 Presnenskaya nab., unit 1, floor 41, room 6, Moscow 123112 represented by [●] acting under [●] (hereinafter – the “Lessee”); hereinafter together referred to as the “Parties” and separately as a “Party, as to the following:

1.	GLOSSARY

Unless otherwise stipulated by the context, the capitalized terms used in the Lease Agreement shall have the following meaning:

“Acceptance Certificate” means a document confirming transfer of the Premises for actual possession and use by the Lessee and drawn up in the form of the Appendix 4 to the Agreement;

“Certificate of Delineation of Operational Responsibility” means a document where the Parties have agreed upon the boundaries of the Lessor’s and the Lessee’s areas of responsibility for operation and technical condition of the utilities and equipment in the Warehouse Building and is Appendix 3 to the Agreement;

“Lease Payment” means payment for Lessor’s possession and use of the Premises and Parking Spaces which is to be transferred to the Lessee according to the Agreement conditions;

“Cadastral Engineer” means an individual being a member of a self-regulated organization of cadastral engineers having carried out a technical inventory check of the Building and having prepared its technical plan;

“Payment Days” means each first business day of each Calendar Month; “Payment Day” means one of them;

“Agreement” means this Long-term Lease Agreement, including all the appendices and supplementary agreements hereto (if any);

“Supplementary Agreement” means a supplementary agreement to the Agreement to be signed by the Parties according to the form given in Appendix 10 to the Agreement;

“EGRN” means the Unified State Register of Immovable Property of the Russian Federation;

“Building” / “Warehouse” / “Warehouse Building” means a non-residential building with cadastral number [●], purpose: [●], total floor area of [●], number of floors: [●], located at: Yekaterinburg, to the east of Koltsovo settlement, [●], Sverdlovsk region, Russia. The Building is owned by the Lessor based on permit for facility commissioning [●] of which record No. [●] has been entered into the Unified State Register of Immovable Property of [●].

“Land Plot” means a part of the land plot with the total area of [●], cadastral number: [●], land category: settlement lands, permitted use type: [●], located at: Yekaterinburg, to the east of Koltsovo settlement, [●], Sverdlovsk region, Russia., possessed by the Lessor based on the right of [●].

For the purpose of this document the term “Land Plot” also includes any other land plots which may be formed out of it.

“Utilities” means any existing or future utilities intended for transfer of materials or energy and any auxiliary equipment attached to them or complementary to them;

“Complex” (or “Warehousing Complex”) means the Logistic warehousing complex located at: Yekaterinburg, to the east of Koltsovo settlement, Sverdlovsk region, Russia.

“VAT” means the value added tax stipulated by the laws of the Russian Federation;

“Lessee’s Equipment” means a rack system and any other equipment of the Lessee intended for installation or installed in the Premises at any time during the Lease Period;

“Force Majeure Events” means extraordinary, unforeseen and unavoidable circumstances under the given conditions, as defined in Clause 3, Article 401 of the Civil Code of the Russian Federation, by which the Parties shall, inter alia, mean extraordinary events or circumstances which the Party could neither foresee nor prevent by reasonable means, including, inter alia, natural disasters, war, revolution, rebellion, civil unrest, exercise by the State of the preemptive rights of acquisition in case of the nationwide emergency, nuclear explosion, radioactive or chemical contamination, as well as other circumstances being beyond reasonable control of the Parties and making it impossible to perform their obligations hereunder, provided that violation of obligations by the counterparties of the relevant Party, lack of funds and such financial circumstances as currency exchange rate fluctuations or market value declines, shall not be deemed Force Majeure Events;

“Parking Lot” means part of the Land Plot intended for Parking Spaces of the Lessee in accordance with the Agreement;

“Premises” means all the premises transferred by the Lessor for the ownership and use of the Lessee under the Lease agreement and specified in clause 2.2 of the Agreement;

“Preliminary Lease Agreement” means the preliminary lease agreement made by the Parties on [●];

“Works” means the totality of the general construction, construction and installation and other works of the Lessor on the Premises and preparation of the Premises for the Lessee’s Works and further operation of the Premises by the Lessee.

“Lessee’s Works” means (a) installation of the Lessee’s Equipment in the Premises and/or (b) any works related to finishing, improvement, additions or repair in the Premises which may be carried out by the Lessee during the Lease Period;

“Intended Purpose” means permitted use of the Premises in accordance with Clause 2.6 of the Agreement;

“Lease Period” means the lease period specified in Clause 3.1 of the Lease Agreement;

“Terms of Reference” means Appendix 1:3 to the Preliminary Lease Agreement.

“Management Company” means the Lessor or any other person engaged by the Lessor for the purpose of management and operation of the Complex, the Warehousing Complex and/or the Premises.

2.	SUBJECT MATTER OF THE LEASE AGREEMENT

2.1.

In accordance with the Agreement, the Lessor shall lease out to the Lessee and the Lessee undertakes to take on lease the Premises in the Building, pay the Lease Payment and other payments in the amount and within the timelines specified in the Agreement and upon termination or expiration of the Agreement shall return the Premises to the Lessor in accordance with the Agreement conditions.

2.2.	The Premises are the Building Premises with the total area of [●] sq. m and the Equipment installed in them (hereinafter together or separately referred to as the “Premises”) and consist of:

2.2.1.	Warehouse Premises with the total area of [●] sq. m located on the [●] floor of the Building, such as:

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- ...

(hereinafter together or separately referred to as the “Warehouse Premises”);

2.2.2.	Office Premises, including the auxiliary premises located on the [●] floor of the Building with the total area of [●] sq. m, including:

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- ...

(hereinafter together or separately referred to as the “Office Premises”).

2.2.3.	Mezzanine Premises with the total area of [●] sq. m located on the [●] floor of the Building, including:

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- ...

(hereinafter together or separately referred to as the “Mezzanine Premises” or the “Mezzanine”).

2.2.4.	Premises for storage of hazardous goods with the total area of [●] sq. m located on the [●] floor of the Building, including:

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- unit (or a part of unit) No. sq. m;	[●]	with the area of	[●]

- ...

(hereinafter together or separately referred to as the “Premises of the Hazardous Goods Area” or the “Hazardous Goods Area”).

2.2.5.	Checkpoint buildings with the total area of [●] sq. m.

(hereinafter together or separately referred to as the “Checkpoint Buildings” or the “Checkpoint”).

2.3.

The numbers of the Premises and their area are specified in accordance with the technical plan of the Building dated [●] prepared by the Cadastral Engineer. The boundaries of the Premises are specified in the Premises Layout being an integral part of the Agreement (Appendix 1 to the Agreement).

2.4.

The Lessee has been notified that, if required, state cadastral registration of the Premises specified above in Clause 2.2 of the Agreement will be provided as a part of the Building at the time of state registration of the Agreement and encumbrance on the Building in the form of the lease, which will not impact the Lessee’s rights and obligations under the Agreement.

2.5.

For the avoidance of doubt, the Parties hereby confirm that, if specification of the Premises’ characteristics is required, such characteristics will be introduced into the Agreement by signing a Supplementary Agreement only for the purpose of state registration of the agreement, and will not mean inconsistence of the leased facility. The Parties hereby confirm that the leased facility is fully agreed by them in the Agreement.

2.6.	Purpose of the Premises (Intended Purpose):

•

Warehousing Premises are intended for storage of goods, including without exception, storage of food and non-food goods of industrial and non-industrial use as well as for warehouse logistic operations: performance of loading and unloading activities for movement, location and processing of the specified goods in the Warehousing Premises.

•

The Office and Checkpoint Premises are intended for placement of stationary work stations of the Lessee, provision for rest and hygiene of the Lessee’s employees and for the utility needs of the Lessee;

•

Mezzanine Premises are intended for storage of goods, including without exception, storage of food and non-food goods of industrial and non-industrial use as well as for warehouse logistic operations: performance of loading and unloading activities for movement, location and processing of the specified goods in the Mezzanine Premises.

•	The Premises of the Hazardous Goods Area are intended for storage of hazardous goods according to the interstate standard of GOST 19433-88 Dangerous Goods. Classification and Marking.

2.6.1.	Complex rules in the part of delivery and storage of explosion hazardous, highly flammable and toxic goods do not refer to the Dangerous goods Area

2.6.2.	Complex rules in the part of delivery of explosion hazardous, highly flammable and toxic goods do not refer to the Premises

2.7.

At the time of leasing the Premises to the Lessee, the Lessee shall be also provided with parking space with the total number of [●] parking slots of which [●] parking slots for passenger vehicles and [●] for trucks (hereinafter – “Parking Slots”).

2.8.

Simultaneously with leasing the Premises the Lessee shall also obtain the right to use the common areas. The common areas mean the parts of the Warehouse Complex intended for common non-exclusive use by the lessees and users of the Warehouse Complex (hereinafter – the “Common Areas”).

3.	LEASE PERIOD

3.1.

The Agreement is made for a period of nine (9) years (Lease Period) from the Starting Date of the Lease Period. The Starting Date of the Lease Period shall be the date of signing the Acceptance Certificate for the Premises by the Parties.

3.2.

The Lessee shall have a preemptive right under the Agreement to make a lease agreement for a new period, subject to a written notice of its intention to the Lessor at least twelve (12) months until the end of the Lease Period. If the Lessee provides such a notice, the Parties will conduct a bona-fide negotiation for agreement upon the conditions for a new lease period and making a new lease agreement, which shall be entered into (subject to the Parties’ agreement) at least nine (9) months before the end of the lease period under the Agreement.

3.3.	Except for the case of entering into a lease agreement for a new period in accordance with Clause 3.2 of the Agreement, the Lessee may not use the Premises after the Lease Period has expired.

3.4.	This Agreement is subject to the state registration pursuant to the applicable laws of the Russian Federation in the manner prescribed by law and shall enter into force upon its state registration.

The Parties have come to an agreement that starting from the Agreement Date and until the time of its state registration, the Agreement shall be deemed a short-term lease agreement with the lease period of eleven (11) months from the date of its signing. The action of the Agreement as a short-term lease agreement shall be automatically prematurely terminated at the time of state registration of the Agreement, and in case of no such registration, it shall be extended for the same period.

Until its state registration, the Parties acknowledge the Agreement and all its conditions as valid with respect to the Parties’ relations and may not refer to the absence of its state registration as a reason for invalidity and non-existence of the Agreement.

3.5

In accordance with the conditions of paragraph 2 of Article 425 of the Civil Code of the Russian Federation, the Parties have established that the Agreement shall cover the Parties’ relations having arisen at the time of signing the Agreement.

3.6	Procedure for transfer and return of the Premises

3.6.1.	Transfer of the Premises.

3.6.1.1.

The Lessor shall transfer and the Lessee, subject to absence of any defects in the Premises preventing from their use in accordance with the Intended Purpose, shall accept the Premises with the equipment installed in them under an Acceptance Certificate (Appendix 4) to the Agreement within [●] upon the date of signing the Access Certificate signed by the Parties under the Preliminary Lease Agreement.

The Lessor’s obligations for transfer of the Premises and the Equipment in them shall be deemed discharged upon signing the Acceptance Certificate.

3.6.1.2.

The Lessor shall notify the Lessee of the readiness to transfer the Premises at least three (3) business days before the date specified in this Clause after which the Parties shall jointly inspect the Premises. Based on the results of the inspection, the Lessor shall lease out the Premises to the Lessee, and to confirm the lease the Parties shall sign the Acceptance Certificate for the Premises in the form of Appendix 4 to the Agreement (Acceptance Certificate).

3.6.1.3.

In case any minor defects which do not prevent from use of the Premises in accordance with their intended purpose are identified in the Premises, the Parties shall fix these defects in the Acceptance Certificate and shall specify the time for their elimination using the efforts and at the cost of the Lessor.

3.6.1.4.

In case any defects preventing from use of the Premises in accordance with their Intended Purpose are identified in the course of the inspection, the Parties shall fix all the defects in the Inspection Report and the time of transfer of the Premises shall be shifted by the number of days required for their elimination.

3.6.2.	Return of the Premises.

3.6.2.1.

Upon the end of the Lease Period or in case of early termination of the Agreement the Lessee undertakes to vacate the Premises on or prior to the last day of the Agreement Period and transfer them to the Lessor and the Lessor undertakes to accept them under the Acceptance (Return) Certificate for the Premises.

3.6.2.2.

The Lessee shall undertake to return the Premises in the same condition as it has received them, taking into consideration the normal wear, including transfer all the restructuring and reconfigurations (reequipment) and other permanent improvements in the Premises.

3.6.2.3.	All the permanent improvements in the Premises provided by the Lessee shall become the Lessor’s property without compensation of their value upon termination of the Agreement.

3.6.2.4.

For the avoidance of doubt and in case of an early termination of the Agreement both in court and without recourse to court for the reasons for which the Lessor is liable, the Lessor shall compensate the Lessee the residual value of the permanent improvement provided by the Lessee upon the Lessor’s consent in accordance with the procedure provided for in Clause 6.7 of the Agreement.

3.6.2.5.	The Parties agree that at the time of return of the Premises the Lessor will not require elimination of the following possible damages to the Premises (hereinafter – the “Damages”):

•

dots, impurities, scratches, and abrasion marks on the walls, ceilings, and floor of the Premises from regular use of the Premises in accordance with the Intended Purpose in case the total surface area of the specified damages does not exceed 10% of the total surface area of the walls, ceilings, and floor;

•	holes in the walls resulting from dismantling of equipment, furniture, and decoration elements whose diameter does not exceed 10 mm;

•	dustproof coating wear;

•	possible defects of the utility equipment resulting from its normal wear or upon expiration of the standard service life of such equipment.

For the purpose of the Agreement the Damages specified in this Clause will be included in the definition of the term “natural wear” in accordance with the Laws.

3.6.2.6.

When returning the Premises, the Lessee may leave any built-in closets, shelves and any other built-in furniture, reception desks, sensors, video cameras, and control panels of the Lessee’s security system installed in the Premises, cables of the access control system of the Premises, and partitions whose installation has been agreed by the Lessor. In case of dismantling of the built-in closets, shelves and other built-in furniture in the Premises, it shall be carried out with the minimum damage to the Premises (walls, ceiling, floor, and any other elements to which they have been fixed).

3.6.2.7.

If any repair of the Premises to be returned is required due to incompliance of their condition with the natural wear definition and if that condition results from the Lessee’s fault, the Parties shall agree upon the Certificate of Premises Return with description of the defects and indication of presence/absence of damage, the scope of the damage, the ways and timelines of repair, replacement or monetary compensation of the damage.

In case of any dispute arising regarding presence of defects in the Premises to be returned outside of the natural wear limits and the Lessee’s fault as cause of such defects, the Parties may engage an expert organization for examination. The procedure for engagement of an expert organization is determined by the Parties in Clause 9.2.2. of the Agreement.

3.6.2.8.

If upon expiration of the Lease Period or in case the Agreement is prematurely terminated, the Lessee has not vacated the Premises in time (within the timelines specified in Clause 6.1.23 of the Agreement), the Lessee shall pay the Lessor the Lease Payment for all the date of the actual use of the Premises and a penalty, subject to a written claim by the Lessor, in the amount of 0.33% of the monthly Fixed Part of the Lease Payment for each calendar day of the delay in discharge of the obligations.

The Lessee shall pay the penalty specified in this Clause within five (5) business days upon receipt of the respective claim from the Lessor.

3.6.2.9.

Within twenty (20) business days upon the ending date of the Lease Period or early termination of the Agreement, the Parties shall draw up and sign a bilateral reconciliation statement. This statement shall be prepared by the Lessor.

4.	LEASE AND OTHER PAYMENTS

4.1.

For use and possession of the Premises and Parking Slots the Lessee shall pay the Lease Payment to the Lessor during the Lease Period, including the Fixed Part of the Lease Payment and the Variable Part of the Lease Payment (utility charges).

4.2.	The Fixed Part of the Lease Payment consists of the following:

•	Basic Lease Payment;

•	Operating Expenses;

•	Parking Fee.

4.3.	The Basic Lease Payment includes the following:

•	use and possession fee for the Premises;

•	use fee for the Common Areas;

•	use fee for the Land Plot for the purpose of access to the Building and the Premises, loading and unloading;

•	fee for placement of signs with the Lessee’s name in the entrance space of the Building.

4.4.	The Operating Expenses shall include the costs related to maintenance of the Complex, the Building, Common Areas and the Premises, such as:

•

cleaning outside of the Premises, cleaning in the Common Areas (including outdoors), removal of snow and ice in Common Areas in winder, and from the Parking Slots provided to the Lessee, without the possibility of temporary placement of the snow being removed on the Parking Slots of the Lessee;

•	maintenance and repair of the Common Areas and Building, including the main utilities in accordance with the Certificate of Delineation of Operational Responsibility;

•	maintaining green plants on the Land Plot;

•	washing windows outside of the Building twice a year;

•	Complex management;

•	Complex guarding, video surveillance on the Complex perimeter and Complex access control;

•	general consumption of water and power in the Common Areas;

•	ensuring fire safety of the Common Areas;

•

operation, repair, replacement, cleaning, and maintenance of the fire alarm system, the automatic firefighting system, the firefighting equipment and auxiliary devices, and primary means of firefighting;

•	insurance of the Building;

•

depreciation of equipment (including without limitation utilities, equipment in the ventilation premises, a proportional part of the equipment in the common area ventilation premises, cleaning equipment, snow removal equipment);

•	land tax;

•	maintenance of general telecommunications;

•

ensuring 24 h heating of the Building in the heating season and maintaining ventilation of the Building during the whole year in accordance with the requirements to heating and ventilation specified in the Terms of Reference (this service does not include payment of the utility service paid by the Lessee as a part of the utility charges);

•	ensuring supply of electricity, water supply and water discharge (this service does not include payment of the utility services paid by the Lessee as a part of the utility charges);

•	providing the Warehouse Complex and the Premises with the firefighting equipment, including a properly functioning fire alarm system;

•	providing for lighting of the Common Areas.

4.5.	Utility Charges – compensation of the Lessor’s costs for the actual consumption by the Lessee of:

•	electricity, including capacity (based on the calculation in accordance with the power consumption category prepared by the resource provider or based on the calculation prepared by the Lessor);

•	thermal energy (heating, hot water supply);

•	water consumption for cold and hot water supply;

•	waste water collection (water discharge).

4.6.	Amount of the Fixed Part of the Lease Payment:

4.6.1.	The Basic Lease Payment shall be calculated using the following rates (excluding VAT):

(a)	RUB three thousand nine hundred sixty (3,960) per one (1) sq. m of Warehouse Premises 1, i.e. RUB [●] ([●]) for the Warehouse Premises per month, excluding VAT;

(b)

RUB five thousand eight hundred fifty (5,850) per year per one (1) sq. m of the Office Premises, i.e. RUB [●] ([●]) for the Office Premises per month, excluding VAT, as of the date of signing the Agreement;

(c)

(c) RUB two thousand eight hundred ninety eight (2,898) per year per one (1) sq. m of the Mezzanine, i.e. RUB [●] ([●]) for the Mezzanine Premises per month, excluding VAT, as of the date of signing the Agreement;

(d)	RUB three thousand four hundred thirty (3,430) per year per one (1) sq. m of the Hazardous Goods Area, i.e. RUB [●] ([●]) for the Premises of the Hazardous Goods Area per month, excluding VAT;

(e)	RUB five thousand eight hundred fifty (5,850) per year per 1 (one) sq. m of the Checkpoint Buildings, i.e. RUB [●] ([●]) for the Checkpoint Buildings, excluding VAT;

4.6.2.

The Operating Expenses shall be calculated at the rate of RUB nine hundred ninety (990) per 1 (one) sq. m of the Premises, excluding VAT, i.e. RUB [●] ([●]) for the Premises per month, excluding VAT, as of the date of signing the Agreement;

4.6.3.	The Parking Fee (payment for ownership and use of parking spaces) shall be calculated at the following rates:

(a)	RUB four thousand (4,000) per month (excluding VAT) per 1 (one) parking slot for a truck and

(b)	RUB two thousand five hundred (2,500) per month (excluding VAT) per 1 (one) parking slot for a passenger vehicle,

As of the date of signing the Agreement, the Parking Fee is RUB [●] ([●]), excluding VAT.

4.7.	The Parties have agreed, that

4.7.1.

In case the Lessee is granted access to Premises 2 under the Preliminary Agreement, as confirmed by signing the Access Certificate for Premises 2 by the Parties, the rates of the Basic Lease Payment under the Agreement provided for in Clause 4.6.1 of the Agreement are to be increased by RUB five hundred (500) with indexing if such was applied to the rates of the Basic Lease Payment according to clause 4.13 of the Agreement.

4.7.2.

In case the Lessee is granted access to Premises 3 under the Preliminary Agreement, as confirmed by signing the Access Certificate for Premises 3 by the Parties, the rates of the Basic Lease Payment under the Agreement provided for in Clause 4.6.1 of the Agreement shall be increased by RUB two hundred fifty (250) with indexation if such was applied to the rates of the Basic Lease Payment according to clause 4.13 of the Agreement.

4.8.

When the rates of the Basic Lease Payment are changed according to clause 4.7 of the Agreement the Lessor sends to the Lessee a written notification specifying the new amount of Basic Lease Payment and date starting from which the Lessee shall pay the altered Basic Lease Payment but not earlier than the day following the day when the Parties sign the Certificate of access to Premises 2 and the Certificate of access to Premises 3.

The Lessee hereby agrees with the notice of a change in the Basic Lease Payment and also agrees to consider the notice of a change in the Basic Lease Payment an integral part of the Agreement changing the Lessee’s obligations for payment of the Basic Lease Payment starting from the date specified in the notice. The Basic Lease Payment in accordance with this Clause shall be unilaterally changed by the Lessor without any additional consent by the Lessee.

4.9.	The Parties have agreed that the Lease Payment shall be charged and paid as follows:

4.9.1.

Starting from the date of signing the Acceptance Certificate by the Parties, the Lessor shall charge and the Lessee shall pay the Lease Payment in full (Fixed Part of the Lease Payment, Variable Part of the Lease Payment).

4.9.2.

The accounting period shall be 1 (one) calendar month (from 00:00 of the first day until 24:00 of the last day of the calendar month). In case the lease lasts for less than one calendar month, the Lease Payment value shall be calculated in proportion to the actual number of days of the lease.

4.9.3.

The Fixed Part of the Lease Payment shall have been paid by the fifteenth (15th) day of the month following the reporting month. Lack of an issued invoice shall not be a reason for untimely transfer of money under the Agreement.

4.9.4.

Payment of Lease Payment for the first 30 (thirty) days of lease is performed by means of a Security Payment sent by the Lessee to the Lessor according to the Preliminary Lease Agreement, after it’s accepted in the order described in clause 5.2 of the Agreement.

4.9.5.

The Variable Part of the Lease Payment for the first two months of the lease from the date of signing the Acceptance Certificate for the Premises shall be paid within ten (10) business days upon receipt of the documents listed below by the Lessee and not earlier than the last day of the accounting month:

•	Invoice;

•	Universal Acceptance Certificate (UAC) for the respective reporting period;

•

Documents containing information on the name, the unit of measure, the cost per unit of measure, the cost by utility service consumed by the Lessee, calculation of the scope of the utility services consumed in accordance with the readings of the metering devices or, if applicable, by calculation of the area of the Premises in proportion to the Building area;

•	Documents confirming the actual tariffs on the Lessor’s costs for providing the Premises with utility services (copies of the supporting documents from the utility providers).

4.9.6.	Upon expiration of period set by Clause 4.9.5 of the Agreement the Variable Part of the Lease Payment in the part of the Utility Charges shall be paid as follows:

4.9.6.1.

The Utility Charges compensating the Lessor’s costs for thermal power (heating, hot water supply), water consumption for the needs of cold and hot water supply and collection of waste waters (water discharge) shall be paid by the Lessee within 10 (ten) business days upon receipt of the documents listed in Clause 4.9.5 of the Agreement by the Lessee.

4.9.6.2.	The Lessee shall pay the Utility Charges compensating the Lessor’s costs for electricity (power) as follows:

4.9.6.2.1.

Prepayment in the amount of seventy percent (70%) of the Variable Part of the Lease Payment in the part of the Utility Charges compensating the Lessor’s costs for electricity (power) for the last but one month shall be provided by the 10th day of the accounting month. The invoice shall be issued to the Lessee by the 5th day of the accounting month.

4.9.6.2.2.

The final settlement on the Variable Part of the Lease Payment in the part of the Utility Charges compensating the Lessor’s costs for electricity (power) shall take place in the accounting month, less the amount paid as prepayment during the accounting month, within ten (ten) business days upon the date of receipt by the Lessee of:

•	Invoice;

•	Universal Acceptance Certificate (UAC) for the respective reporting period;

•

Documents containing information on the name, the unit of measure, the cost per unit of measure, the cost by utility service consumed by the Lessee, calculation of the scope of the utility services consumed in accordance with the readings of the metering devices or, if applicable, by calculation of the area of the Premises in proportion to the Building area;

•	Documents confirming the actual tariffs on the Lessor’s costs for providing the Premises with utilities (copies of the supporting documents from the utility providers).

4.9.6.2.3.

In case the prepayment amount exceeds the cost of the utility services transferred and consumed by the Lessee in the accounting month, the excess amount paid shall be counted towards the variable part of the lease payment for the next accounting period.

4.9.6.3.

In case the Lessor incurs expenses to provide the Premises with electric energy (capacity) without participation of the power supplier, the payment for Utilities is performed by the Lessee in the order specified in Clause 4.9.5 of the Agreement.

4.10.

Unless otherwise specified in the Agreement, all the rates and amounts of the payments specified herein are given excluding VAT. If in accordance with the laws of the Russian Federation, the payment amounts are subject to VAT, the VAT amount (calculated at the then applicable rate) will be specified in the respective invoice of the Lessor and shall be paid by the Lessee according to the same procedure as the payment amounts.

4.11.

In case the Lessee makes any payment under this Agreement which is subject to VAT, the Lessee shall pay the respective VAT amount to the Lessor. In case the Lessee compensates the Lessor the costs incurred by the latter, it shall also compensate the Lessor the VAT amount related to such costs.

4.12.

The Parties shall carry out reconciliation of payments on the quarterly basis by the 20th day of the month following the end of the quarter by signing a Reconciliation Statement for the previous quarter

Within five (5) business days upon receipt of the Reconciliation Statement by the Lessee, the Reconciliation Statement shall be signed by the Lessee and returned to the Lessor or a motivated refusal to sign it shall be provided by the Lessee; otherwise the Reconciliation Certificate shall be deemed automatically accepted by the Lessee, including in case of any debts.

The Parties have agreed that the Reconciliation Statement signed by the Lessor may be emailed to the Lessee in the form of an electronic document (scanned copy) in the .pdf and/or .jpg format or any other format supporting review of a graphical document to the email address specified in the Agreement. the date of receiving such a Reconciliation Statement shall be the day following the day of emailing the document.

The Parties have agreed that the Reconciliation Statement signed by the Lessee may be emailed to the Lessor in the form of an electronic document in the same order as determined above.

When sending the Reconciliation Statement in the form of an electronic document (scanned copy), the Parties shall use the email addresses making it possible to reliably identify the sender. Any outgoing correspondence of the Lessor will contain the email address like [employee’s last name in Latin characters] ….

4.13.	Indexation:

4.13.1.

Starting from the 13th month of the lease counted from the date of signing the Acceptance Certificate for the Premises, the amount of the Basic Lease Payment, the Operating Expenses, the Parking Fee, the Security Payment, valid as of the date when the Lessor sends the indexation notice, are subject to annual indexation in proportion to the Customer price index according to the officially published data of the Federal State Statistics Service of Russia for the previous year in relation to the acting amounts of Basic Lease Payment, Operating Expenses, Parking Fee, Security Payment, but by no more than give percent (5%).

4.13.2.

The Lessor shall send a written notice to the Lessee on any change in Basic Lease Payment, The Operating Expenses, the Parking Fee, and the Security Payment with indication of the new amount of the Basic Lease Payment, the Operating Expenses, the Parking Fee and the Security Payment and the date starting to which the Lessee shall pay the changed Basic Lease Payment, Operating Expenses, Parking Fee and the Security Payment with a reference to the indexation amount with attachment of a printout from the website of the Federal State Statistics Service of Russia.

In any case the Lessor’s notice shall be sent at least thirty (30) calendar days before the date of such change.

The Lessee hereby agrees with the notice of a change in the Basic Lease Payment, the Operating Expenses, the Parking Fee, and the Security Payment, including its agreement to consider the notice of a change in the Basic Lease Payment, the Operating Expenses, the Parking Fee, and the Security Payment an integral part of the Agreement changing the Lessee’s obligations for payment of the Basic Lease Payment, the Operating Expenses, the Parking Fee, and the Security Payment starting from the date specified in the notice. The Basic Lease Payment, the Operating Expenses, the Parking Fee and the Security Payment in accordance with this Clause shall be unilaterally changed by the Lessor without any additional consent by the Lessee.

4.14.

The Lessee shall make payments under the Agreement by transfer to the Lessor’s bank account specified in the Agreement, and the Lessor may change this bank account during the Lease Period. The Lessor shall notify the Lessee of the change in advance, but no later than ten (10) business days before the date of the next payment.

4.15.

Any payment under the Lease Agreement shall be deemed to be made by one Party and actually received by the other Party from the moment the funds are credited to the correspondent account of the payee’s bank. The risks related to non-discharge of the payment obligations provided for by the Agreement resulting from activities of the banks with which the Parties have banking service contracts shall be borne by the Party whose bank has committed the actions resulting in violation of the Parties’ obligations.

4.16.

The Parties have agreed that if the Lessee is deprived of the opportunity to carry out its activities in the Premises (for the reasons beyond the Lessee’s control or control of its representatives or persons employed by the Lessee or its counterparties (including without limitation logistic operators, agents, users, carriers, suppliers)) for more than forty eight (48) hours straight,the Basic Lease Payment and the Operating Expenses shall be recalculated downwards in proportion to the number of hours when the Lessee could not carry out its activities in the Premises. The Lessee shall notify the Lessor of inability to use the Premises in accordance with its Intended Purpose and shall stop using them until elimination of the reasons resulting in inability to use them.

5.	SECURITY UNDER THE AGREEMENT

5.1.    As of the Agreement Date, the amount of Security Payment is RUB seventeen million six hundred and twenty thousand (17,620,000), excluding VAT.

5.2.

The Security Payment shall be transferred by the Lessee to the Lessor’s settlement account within ten (10) business days upon the date of signing the Agreement in it has not been transferred earlier according to the Preliminary Lease Agreement. In this case a part of the Security Payment under the Preliminary Lease Agreement shall be counted in the amount of RUB [●] ([●]) towards the Security Payment under the Agreement.

5.3.	The Lessor shall not pay to the Lessee the interest or any other fee for use of the Security Payment.

5.4.	The Security Payment shall be indexed in the order specified in Clause 4.13 of the Agreement.

5.5.	The Lessee shall maintain the amount of the Security Payment, excluding VAT considering possible indexing in accordance with Agreement.

5.6.	If the Security Payment amount is less than specified in the Agreement, the Lessor shall forward to the Lessee a notice with a claim to replenish the Security Payment and an invoice.

The Lessee shall satisfy the Lessor’s claim within ten (10) business days upon receipt of the claim and the Lessor’s invoice.

5.7.	The Lessor is entitled to cover the following amounts from the Security Payment amount:

•	amount of rent arrears;

•	amount of penalties and fines charged in accordance with the Agreement;

•	amount of damage to the Lessor’s property by the Lessee.

5.8.	Withdrawal of amounts specified in clause 5.7 of the Agreement Price shall be made according to the following procedure:

5.8.1.

The Lessor sends a written notification to the Lessee regarding the need to pay the Lease Payment (amount of penalties/fine, damage compensation) specifying the amount of arrears (amount of penalties/fine, damage amount). In case if the Lessee does not cover such arrears within ten (10) business days since the date of receipt of such a requirement from the Lessor and does not present grounded objections regarding the amount of arrears with attachment of justifying documents and/or counter-calculation, the Lessor is entitled to withdraw the amount specified in the notice from the Security Payment.

5.8.2.

In case if the Lessee does not agree with the arrears amount, the Parties work out a joint solution beneficial for both Parties within five (5) business days since the Lessor receives a Lessee’s objection. If both Parties may not come to a joint solution, withdrawal from the Security Payment shall not be made.

5.9.

The Lessor shall notify the Lessee about any withdrawal of any amount from the Security Payment in writing. The Lessor’s notice shall include a calculation of the withheld amount, reason of withdrawal with attachment of supporting documents and date of withdrawal.

5.10.

In case of withdrawal of cash from the amount of Security Payment by the Lessor according to the procedure specified in clauses 5.7 and 5.8 of the Agreement, the Security Payment shall be topped up to reinstate the amount specified by the Agreement within 10 (ten) business days since the date of receipt of a written notification of withdrawal of cash from the Security Payment and requirement of its recovery.

5.11.	The amount of Security Payment is increased at the expense of the Basic Lease Payment, Operating Expenses and Parking Fee from the Lessee for the last month of lease.

5.12	In case of early termination of the Agreement at the Lessor’s initiative through the Lessee’s fault, the Security Payment shall not be returned and shall be retained by the Lessor as a penalty.

5.13.

In case of early termination of the Agreement at the Lessee’s initiative through the Lessor’s fault, the Security Payment shall cover the last month of lease and the Lessor pays the penalty to the Lessee in the amount equal to the Security Payment.

6.	LESSEE’S RIGHTS AND OBLIGATIONS

6.1.	The Lessee shall:

6.1.1.	Timely make the Lease Payment and any other payments in accordance with the Agreement conditions.

6.1.2.

Use the Premises solely in accordance with their intended purpose. Meet the requirement of the Complex Rules set by the Lessor and described in Appendix 5 to the Agreement related to possession and use of the Premises. In case of any discrepancies between the Agreement provisions and the Complex Rules, the Agreement provisions shall prevail.

6.1.3.

During the whole Lease Period keep in good working order and provide for uninterrupted functioning and maintenance of the Lessee’s Equipment and utilities in accordance with the Certificate of Delineation of Operational Responsibility (Appendix 3 to the Agreement) in the condition required for their normal operation in accordance with the intended purpose. Independently or with engagement of third parties carry out repair of damaged equipment and utilities with its operational responsibility according to the Certificate of Delineation of Operational Responsibility.

6.1.4.

Keep the premises in the normal operating condition, carry out current repair of the Premises using its own efforts and at its cost. Current repair shall include the works for elimination of minor damages and failures in the Premises within the Lessee’s operational responsibility.

6.1.5.	The Lessee shall meet the following requirements:

•	open the dock gates after placement of a vehicle into the dock shelter and close it upon the end of loading and unloading.

•	load and unload goods using vehicles whose size suits for the dock shelter opening.

•	do not clutter, do not block the ventilation duct outlets and heating radiators

6.1.6.

The Lessee shall be responsible for the technical condition, observance of the safety rules and operation of power units, process pipelines and other utility equipment within its operational responsibility in accordance with the Certificate of Delineation of Operational Responsibility.

6.1.7.	Observe the sanitary standards and rules of the Russian Federation, including the waste handling rules. The Lessee shall bear sole liability for violation of this obligation.

6.1.8.	Ensure security of electrical, heating, water, sewerage, and other utilities and their equipment within its operational responsibility.

6.1.9.

Do not store in the Premise any substances whose circulation is prohibited in the Russian Federation. Compensate the Lessor and other lessees any direct losses confirmed by documents having arisen out of the circumstances described in this Clause.

Hereinafter the losses shall mean the expenses incurred or to be incurred by the person whose right has been breached for reinstatement of its breached right, loss or damage to its property (real damage) confirmed by documents.

6.1.10.

In order to inspect and check the condition of the Premises, Utilities, Equipment or other parts of the Building, the Lessee shall provide access to the premises to the Lessor. The Lessee shall provide access to the Premises in accordance with the list of persons submitted by the Lessor who shall be accompanies by the Lessee’s representatives. Any amendments to this list may be introduced in accordance with the procedure provided for in Clause 7.2.3 of the Agreement.

In any other cases the Lessee shall provide access to the Premises to the Lessor under condition of due written notification sent to the following email addresses: [●] at a reasonable time within the timelines specified below (except emergencies/accidents when no such notice is required) and subject to observance of the Lessee’s Safety Procedures for the purpose of:

a)

allowing potential lessees or buyers of the Premises, the Building and/or the Warehouse Complex or actual or potential lenders of the Lessor to conduct inspection. In this case a notice shall be forwarded to the Lessee at least one (1) business day before the assumed date of the visit. However, the Lessor may visit the Premises twice a week or less frequently from 8 a.m. to 8 p.m. and the number of the visitors may not exceed three persons, unless otherwise agreed by the Parties;

b)

current repair, service, and maintenance, changing, installation of connection to any Utilities of the Building and/or the Premises as well as repair, service, and maintenance of the Building when such activities are required to ensure due condition of the Building, the Utilities, the Equipment, and the Premises. The Lessor shall inform the Lessee at least one (1) business day before the start of the works and the Lessee shall accept the date suggested by the Lessor or shall agree other date acceptable for both the Parties for performance of such works.

c)

preventive/routine maintenance (with indication of the need for such preventive/routine maintenance). The Lessor shall inform the Lessee at least one (1) business day before the start of the works and the Lessee shall accept the date suggested by the Lessor or shall agree other date acceptable for both the Parties for performance of such works.

d)	performance of any other duties or using any of the Lessor’s rights under Agreement under preliminary written consent with the Lessee where the Lessor may not be unreasonably denied their rights.

When exercising its access right the Lessor shall not cause any inconveniences or disturbance for the Lessee and shall discharge its duties as a result of being provided access to the Premises within a short (objectively required) period.

Prior to conducting any works which limit or stop normal operations of the Lessee, the Lessor shall agree upon the date, the starting time, and the duration of the works.

The Lessor may not be unreasonably denied access to the Premises. In case the Lessee has denied the Lessor access to the Premises, the Lessor shall repeatedly send to the Lessee in accordance with the procedure specified in this Clause.

In case of unreasonable denial of the Lessor’s access to the Premises, the Lessor does not guarantee timeliness and quality of Operational Maintenance of the Premises and due maintenance and service of the Premises, the Utilities, and the Equipment within its operational responsibility.

6.1.11.

Admit representatives of the Lessor and the state regulatory authorities to the Premises for them to check discharge of the Lessee’s duties without hindrance, but at the Lessee’s working hours (subject to a prior written notice of the date and time of the admission and observance of the Lessee’s safety Procedures). However, the Lessor shall take all the measures in order not to interfere with the Lessee’s production process. In case of revelation of any violations resulting from the Lessee’s guilty acts (taking into consideration its duties under the Agreement) by the regulatory authorities, the Lessee shall eliminate them using its own efforts and at its costs, otherwise the violations shall be eliminated by the Lessor.

Provide for access of the personnel responsible for maintenance of the electrical facilities of the Lessor to the metering units (metering devices) at the Lessee’s working hours for taking control readings, subject to accompanying by the Lessee’s representatives and observance of the Lessee’s Safety Procedures.

6.1.12.

Do not make agreements or transactions which result or may result in any encumbrance on the property rights provided to the Lessee under the Agreement, including their transfer to other person (pledge agreements, contribution of the lease right to the Premises or a part thereof into the authorized capital of a legal entity, etc.) without written agreement by the Lessor.

6.1.13.	Take the necessary measures against unauthorized entry of unauthorized persons into the Premises.

6.1.14.	Provide for observance of the occupational health standards and rules by the Lessee’s employees and persons appointed and seconded to it at its cost and using its own efforts.

6.1.15.	Observe the environmental protection requirements set by the laws and other regulatory documents.

6.1.16.

Ensure observance of the fire safety requirements by its employees, visitors of the Premises in accordance with the Federal Law on Fire Safety and the Fire Prevention Rules of the Russian Federation both in the Premises and in the Lessor’s territory.

6.1.17.

Within two (2) business days upon the Agreement Date determine an officer responsible for observance of the fire safety measures in the Premises and within five (5) business day submit to the Lessor a copy of the order on appointment of this officer certified by the Lessee.

6.1.18.

Ensure observance of the electrical safety requirements in the Premises; within two (2) business days upon the Agreement Date appoint a person responsible for the electrical facilities in accordance with the requirements of the Regulations for Operation of Consumer Electrical Installations and within five (5) business days submit to the Lessor a copy of the order on appointment of this person certified by the Lessee.

6.1.19.

Clean the Premises, the Land Plot within 3 (three) meters from the dock gates (in case if the garbage was generated due to the actions of the Lessee and/or third persons engaged by them) and in case of generation (accumulation) of household and bulk garbage resulting from its immediate operations provide for its collection to the places determined by the Lessor in accordance with the sanitary requirements. Removal of solid municipal waste shall be the Lessee’s responsibility.

6.1.20.

Return the Premises in accordance with the procedure provided for by Clause 3.6.2 of the Agreement if the Lessee carried out any alteration or reconstruction of the Premises. The Lessee shall transfer all the documentation for the Premises received as a result of agreement by the respective authorities to the Lessor.

6.1.21.

Do not carry out any alterations and other changes in the Premises and the utilities belonging to them (except any systems installed by the Lessee if such changes do not affect the Building’s utilities) without prior written agreement by the Lessor. At its cost obtain all the agreements upon such changes by the respective authorities required by the laws in accordance with the procedure established by the laws, including without limitation the fire safety documents.

6.1.22.	Follow the Lessor’s reasonable instructions and requirements arising out of the Agreement conditions.

6.1.23.	Within one (1) day upon expiration and/or termination of the Agreement for any reason:

•

make all the settlements under the Agreement and in the part of the Variable Part of the Lease Payment – within ten (10) business days upon submission of the documents specified in Clause 4.9.5 of the Agreement by the Lessor;

•	remove all its goods, property and removable improvements from the provided Premises;

•	vacate the Premises and transfer it to the Lessor under a certificate in the same condition as it when it was received (taking into consideration the normal wear) and the permanent improvements.

6.1.24.

The Lessee shall be liable for damage to the Lessor’s property caused by the actions and/or omissions by the Lessee or its representatives or persons employed by the Lessee or its counterparties (including without limitation logistic operators, agents, users, carriers, and suppliers).

a)

In case of damaging the Premises and any other property of the Lessor located in the Premises and/or in the Warehouse Complex, the Lessor shall immediately record the respective facts and circumstances of damaging the property by drawing up a respective certificate and a photo/video report in the presence of the Lessee’s representative.

b)

Regardless to the reasons of the damages, the Lessor and the Lessee shall, within the shortest reasonable period upon identification of the damages, take immediate measures to avoid further damaging and to eliminate critical damages to the property.

c)

The Parties will take all the efforts to find out the reasons for damaging the property and to come to an agreement regarding which Party shall compensate the costs for recovery of the Premises or any other property of the Lessor. If required and subject to no risk of further damages, the Parties may engage an expert organization to be determined in accordance with the procedure described in Clause 9.2.2. of the Agreement.

d)

In case the Lessee admits its fault in damaging the property, the damages shall be eliminated at the cost of and using the efforts of the Lessee within 10 business days, unless another period is agreed by the Parties. In case of non-elimination of such damages by the Lessee at its cost and using its own efforts within the established period, the Lessor shall eliminate the damage to the property using its own efforts, but at the cost of the Lessee based on the invoices issued by the Lessor with the cost calculation attached.

This calculation shall be preliminarily agreed upon with the Lessee by emailing to the Lessee ([●]). The Lessee shall agree upon the calculation or provide a motivated refusal to agree upon it with attachment of the counter-calculation of the cost of elimination of the damages within five (5) business days upon its emailing by the Lessor, unless another period is agreed by the Parties. In case of provision of the counter-calculation the Lessee is obliged to fix all the damage on their own.

If upon expiration of five (5) business days from the date of emailing the calculation by the Lessor, the Lessee has not forwarded a motivated refusal to agree upon it with attachment of the counter-calculation of the cost of elimination of the damages, the calculation shall be deemed accepted by the Lessee and the Lessor shall be entitled to claim compensation of the cost of the damages in the amount specified in the invoice and the calculation.

The invoice shall be paid by the Lessee within three (3) business days from the time of its receipt (repair shall be carried out after payment against the invoice by the Lessee). Final settlements between the Lessor and the Lessee shall be based on the documents provided by the Lessor to confirm the actual costs for elimination of the damage.

6.1.25.

In order to prevent any terror acts the Lessee shall ensure that no third parties leave any objects in the Premises or on the Land plot. If such objects are found, the Lessee shall inform the Lessor’s representative and respective bodies.

6.1.26.

Taking into consideration Clause 7.1.9 of the Agreement, take the readings of the metering units for electricity, thermal power, and water together with the Lessee by 12 p.m. of the business day following the accounting period and certify by signatures of the managers or responsible persons.

6.1.27.	Using its own efforts and at its cost replace (repair) the metering units for electricity and water in case of their failure through the Lessee’s fault.

6.1.28.	Carry out maintenance and repair of the loading and unloading (dock) gates belonging to the Premises.

6.1.29.

Upon the Lessor’s written request, within five (5) business days submit copies of the documents certified by the Lessee’s authorized person confirming use of the equipment and the mechanisms in accordance with the requirements of the laws.

6.1.30.	Within ten (10) business days upon signing the Premises Acceptance Certificate the Lessee shall make and maintain in force the following insurance agreements:

6.1.30.1.

Property insurance (equipment, stock) in the amount of the replacement cost of the property. Insurance shall be provided on the “all risks” basis. The franchise shall not exceed RUB three million (3,000,000).

6.1.30.2.

Civil liability insurance with the liability limit of no less than RUB five hundred million (500,000,000) on all insurance events and each of them. The Franchise shall not exceed RUB one million five hundred thousand (1,500,000) and shall only apply to property damage.

6.1.30.3.	All the insurance agreements specified above shall be provided by an insurance company whose rating is at least ruA+ (Expert RA).

6.1.30.4.

All the above-mentioned insurance agreements specified above shall contain provisions preventing the Lessor’s and or the Lessee’s insurance company to recover from the Lessee and/or the Lessor by way of subrogation or otherwise, any losses or compensation of damage on the insurance events provided for by such insurance agreements.

6.1.30.5.	Property insurance on the “all risks” basis implies coverage of damage to property resulting from an external and accidental impact, including without limitation the following risks:

•	fire, lightning stroke, gas explosion;

•	natural calamities;

•	damage by water;

•	explosion;

•	theft with trespassing – events qualified by the law enforcement authorities according to clause b of Part 2 of Article 158 (theft with trespassing of premises or any other storage facilities);

•	robbery – events qualified by the law enforcement authorities according to paragraph d of Part 2 of Article 161 of the Criminal Code of the Russian Federation;

•	robbery with violence – events qualified by the law enforcement authorities according to Article 162 of the Criminal Code of the Russian Federation;

•

improper activities of third parties (improper activities under this certificate of insurance mean willful activities aimed at destruction of / damage to the insured property which may be classified under the Criminal Code of the Russian Federation as: intentional destruction of or damage to property (Article 167 of the Criminal Code of the Russian Federation), hooliganism (Article 213 of the Criminal Code of the Russian Federation), vandalism (Article 214 of the Criminal Code of the Russian Federation);

•	falling of piloted flying objects or parts thereof on the insured property;

•	running-down accidents.

6.1.31.	Perform any other obligations stipulated by this Agreement.

6.2.	The Lessee may:

6.2.1.

Have unhindered 24h access (including weekends and holidays) to the Premises (use of the Premises) during the whole Lease Period, including such right of the Lessee’s representatives, persons employed by the Lessee, and its counterparties (including without limitation the logistic operators, agents, users, carriers, and suppliers).

6.2.2.	Directly execute a separate contract for the provision of telecommunications services at the Premises with any operator with a written notice to the Lessor.

6.2.3.	Place signs with the Lessee’s name and indication of the Premises used by it, subject to prior approval of the size and form of and the technical requirements to the sign by the Lessor.

6.2.4.	If required, at its cost install in the premises additional racking equipment (not provided for by the Terms of Reference), subject to a prior written agreement by the Lessor.

6.2.5.

Load and unload goods in special loading and unloading areas of the Building in accordance with the Complex Rules set forth in Appendix 5 to the Agreement, including without limitation, the right of to move in, enter, and exit for vehicles (including trucks) the territory of the Warehouse Complex for the purpose of loading and unloading goods.

6.2.6.	Independently carry out disinfection and deratization of the of the Premise without prior agreement upon a certain service organization with the Lessor.

6.2.7.	Make an agreement with a private security agency for protection of the Lessee’s property, its goods, and the Premises.

6.2.8.	Exercise any other right provided for by the Agreement.

6.3.

After preliminary agreement by the Lessor, the Lessee may improve the system of electrical power supply, heating, and water supply as well as the sanitary equipment, subject to no damage to the existing utilities, in the Premises.

6.4.

The Lessee may install, assembly, maintain and use in the Premises the required equipment, appliances for operations, security systems and equipment and other property. This equipment shall not be considered a part of the Premises or other leased property in accordance with the Agreement and shall remain the Lessee’s property. All such property and equipment installed by the Lessee in the Premises shall be removed by it within the lease period. The Lessee shall be solely liable for any violation of the procedure for installation and operation of the equipment installed by the Lessee.

6.5.

The Lessee may additionally carry out the following work types in the Premises: works for installation of computer systems and equipment in the Premises, works related to installation of a security alarm system, a video surveillance system and access control and warning systems, works for laying a structured cable network (low-voltage cable systems, local area networks), works related to installation of the ventilation and air conditioning system and conducting a set of construction and installation works, electrical installation works (installation of electrical releases to trading equipment), installation of antennae cable wiring, installation of telephone systems, and any other works.

6.6.

The removable improvements provided by the Lessee shall be its property. In case the Lessee, subject to prior agreement by the Lessor, provided improvements which cannot be removed without damage to the Premises, the Lessor shall not compensate the Lessee the cost of such improvements, unless otherwise stipulated by the Agreement.

6.7.

In case of premature termination of the Agreement through the Lessor’s fault, the Lessor shall compensate the Lessee the amount of residual balance-sheet value confirmed by documents of the permanent improvements provided by the Lessee.

The value of the improvements provided by the Lessee which cannot be removed without damage to the Premises shall be paid by the Lessor within ten (10) business days upon receipt of the Lessee’s claim.

At this, the balance value of property is calculated taking into consideration regulatory depreciation group specified by the laws of the Russian Federation. In case of non-observance of the above-mentioned requirements, the Lessor sends to the Lessee the counter calculation of property balance value to be reimbursed (taking into account average property depreciation term).

6.8.

The Lessee may send to the Lessor information letters on appointment of persons authorized by the Lessee to accept performance of the Agreement from the Lessor and sign the respective primary documentation.

The Lessee may introduce changes into the list of the authorized persons specified in Clause 12.2 as of the time of signing the Agreement by means of sending respective written notices to the Lessor.

The specified information letters of the Lessee shall be acknowledged by the Parties as written authorization issued in accordance with the procedure provided for by paragraph 3 of Article 185 of the Civil Code of the Russian Federation. Sending the respective information letters by the Lessee shall exclude application of paragraph 1 of Article 312 of the Civil Code of the Russian Federation to the Parties’ legal relations.

7.	LESSOR’S RIGHTS AND OBLIGATIONS

7.1.	The Lessor shall:

7.1.1.	Transfer to the Lessee the Premises under the Acceptance Certificate in accordance with the procedure set in the Agreement and within the timelines provided for by the Agreement.

7.1.2.	Not interfere with the Lessee using the Premises.

7.1.3.	Carry out capital repair of the Building if required. The Lessor undertakes to notify the Lessee of the further capital repair within 60 (sixty) days before its start.

7.1.4.

If, as a result of the capital repair carried out by the Lessor, the Lessee’s activities are restricted, the Lessee shall be entitled to fully or partially stop its activities in the Premises until the end of such restrictions, but not later than the ending date of the capital repair. In the period when the Lessee’s activities are stopped, no Lease Payment shall be charged and paid.

7.1.5.

In case the Premises or the Building where they are located and the process equipment transferred to the Lessee will be damaged by a fire, accident or any other events not resulting from the guilty actions (omission) by the Lessee, the Lessor shall eliminate them at its cost or within twenty-five (25) business days upon the date of submission of the respective claim or compensate the Lessee’s losses.

7.1.6.	Within its operational responsibility provide for uninterrupted functioning, keep in an operating condition, maintain, and repair utilities of the Building and the Warehouse Complex.

7.1.7.	Immediately eliminate accidents in the utilities with an impact on the Lessee having occurred in the Warehouse Complex outside of the Premises using its own efforts.

Within the minimum technically required timelines the Lessor shall carry out the works for localization of accidents (using its own efforts and resources) in the electric power supply, water supply, water discharge, sewerage, and heat supply network within the operational responsibility of the Lessor; the timelines for localization of the accidents shall not exceed four (4) hours upon receipt of a notice of such accidents by the Lessor from the Lessee.

Within the minimum technically required timelines the Lessor shall eliminate (using its own efforts and resources) failures and accidents in the electric power supply, water supply, water discharge, sewerage, and heat supply networks within the Lessor’s operational responsibilities and their consequences in such networks, but anyway the time of elimination shall not exceed forty eight (48) hours upon receipt of a notice of such failures/accidents by the Lessor from the Lessee. Depending on the complexity and reasons of damages, failures of electric power supply networks, water supply, water discharge, sewage, heat supply in the field of the Lessor’s responsibility, the Parties may agree upon a different term, which is objectively required for fixing them.

7.1.8.	In the course of any repair (except emergency) cause as little as possible inconveniences and disturbance to the Lessee.

For the time of such repair works the Lessor shall be entitled to increase the scope of Operational Maintenance only if this is required to ensure due and efficient work, management, maintenance, check or repair of the Building and/or the Warehouse Complex.

The Lessor will not be deemed having violated the provisions of Clauses 7.1.5–7.1.7 of the Agreement as a result of non-performance of or a break in the Operational Maintenance as a result of the Lessee and/or persons for whom it is responsible and if the Lessor takes actions to resume the Operational Maintenance within the shortest period after it has become aware of the break.

7.1.9.

Monthly take control readings of the electricity, thermal power, and water metering units by 12 p.m. of the business day following the accounting period. The readings shall be reflected in the record books.

7.1.10.	Provide the Lessee with uninterrupted delivery of utility services.

7.1.11.	Carry out repair (replacement) and verification of the metering units within the Lessor’s operational responsibility, in case of their failure, at its cost.

7.1.12.	Make the Lessee aware of the Plan of Traffic and Parking in the Complex Territory and location of places intended for smoking of the Lessee’s personnel in the Complex territory.

7.1.13.

Notify the Lessee of any changes in the Complex Rules, the Plan of Traffic and Parking in the Warehouse Territory and location of places intended for smoking of the Lessee’s personnel in the Warehouse Complex territory. The Parties specifically stipulate that the Complex Rules may be changed, added or adjusted by the Lessor at any time, including in case of a change in the applicable laws. The Lessor shall notify the Lessee of any changes in the Complex Rules in writing at least thirty (30) calendar days before the date when these changes enter into force. However, the changes in the Complex Rules shall not impair the conditions or limit the Lessee’s normal operations vs. the version of the Complex Rules in Appendix 5 hereto.

7.1.14.	Provide for quarterly reconciliation of payments with the Lessee.

7.1.15.	At the time of signing the Agreement and within the whole lease period the Lessor shall:

(a)	provide the Premises with the required electrical power in accordance with the Terms of Reference for operation of the Premises and the equipment located in them by the Lessee;

(b)	provide for consideration parking slots in the quantity of: [●] ([●]) for trucks and medium-duty vehicles and [●] ([●]) for passenger vehicles;

(c)	provide for uninterrupted access for the Lessee’s vehicles to the loading and unloading area;

(d)	provide for the required means of receiving cargos in the unloading area in accordance with the Terms of Reference;

(e)	provide for delivery of seasonal heating, hot and cold water supply, and water discharge to the Premises;

(f)	ensure the Premises meet the fire safety requirements, including in the part of presence of the required fire safety systems, their maintenance and operation;

(g)	provide for free passage of the Lessee’s employees in the Lessor’s territory to the Premises specified in Clause 2.2 of the Agreement;

(h)	at its cost provide for: cleaning of the common areas and the adjacent area, including snow removal, security of the adjacent area and the entry/exit area of the Warehouse Complex;

(i)	provide the Lessee with places for installation of containers for temporary accumulation of solid municipal waste.

7.1.16.

The Lessor assumes obligations for management of the Building and its technical (operational) maintenance, including conducting capital and current repair, operation, and maintenance of the equipment, utilities, fire safety networks and systems, including those installed in the Premises (in the area of the Lessor’s operational responsibility), providing for cleaning and current repair of the common area and ensuring security of the external perimeter of the Warehouse Complex, at its cost.

7.1.17.

The Lessor shall not interfere with the Lessee’s use of any Premises in accordance with the Intended Purpose in any way, either fully or partially, and shall not interfere with the Target Use of the Premises by the Lessee in any way.

7.1.18.

The Lessor shall, upon the Lessee’s request, provide the Lessee with consulting assistance (without any additional costs for the Lessee) with regard to use of the Premises for the purpose of discharging its obligations in accordance with the Agreement.

7.1.19.

The Lessor shall, upon the Lessee’s request, provide the latter with the required certificates and any other documents related to operation of the Premises in case the Lessee has received the respective demands from the governmental and municipal authorities. The Lessor shall provide the Lessee with a written response to such requests within ten (10) business days upon receipt of the respective request from the Lessee, unless other timelines are agreed by the Parties.

7.1.20.	The Lessor shall timely inform the Lessee of any changes related to the Premises which may significantly affect the Lessee’s interests.

7.1.21.

The Lessor shall provide the Premises with firefighting systems in accordance with the Building design and the applicable laws. The Lessor shall also provide for uninterrupted operation, maintenance, and current repair of the firefighting systems within its operational responsibility. In case of any failures in the firefighting systems, the Lessor shall, using its efforts and at its cost, eliminate such failures within the shortest required timelines.

7.1.22.	Within ten (10) business days upon signing the Acceptance Certificate for the Premises the Lessor shall make and maintain in force the following insurance agreements:

7.1.22.1.

Property insurance (buildings, structures and engineering equipment), except for the result of work and property of the Lessee in the amount of the full replacement cost calculated by it. Insurance shall be provided on the “all risks” basis. The franchise shall not exceed RUB three million (3,000,000).

7.1.22.2.

Civil liability insurance with the liability limit of no less than RUB thirty million (30,000,000) with a limit of liability for each separate insured case of not less than RUB five million (5,000,000). The Franchise shall not exceed RUB one million five hundred thousand (1,500,000) and shall only apply to property damage.

7.1.22.3.	All the insurance agreements specified above shall be provided by an insurance company whose rating is at least ruA+ (Expert RA).

7.1.22.4.

All the above-mentioned insurance agreements specified above shall contain provisions preventing the Lessor’s and or the Lessee’s insurance company to recover from the Lessee and/or the Lessor by way of subrogation or otherwise, any losses or compensation of damage on the insurance events provided for by such insurance agreements.

7.1.22.5.	Property insurance on the “all risks” basis implies coverage of damage to property resulting from an external and accidental impact, including without limitation the following risks:

•	fire, lightning stroke, gas explosion;

•	natural calamities;

•	damage by water;

•	explosion;

•	theft with trespassing – events qualified by the law enforcement authorities according to clause b of Part 2 of Article 158 (theft with trespassing of premises or any other storage facilities);

•	robbery – events qualified by the law enforcement authorities according to paragraph d of Part 2 of Article 161 of the Criminal Code of the Russian Federation;

•	robbery with violence – events qualified by the law enforcement authorities according to Article 162 of the Criminal Code of the Russian Federation;

•

improper activities of third parties (improper activities under this certificate of insurance mean willful activities aimed at destruction of / damage to the insured property which may be classified under the Criminal Code of the Russian Federation as: intentional destruction of or damage to property (Article 167 of the Criminal Code of the Russian Federation), hooliganism (Article 213 of the Criminal Code of the Russian Federation), vandalism (Article 214 of the Criminal Code of the Russian Federation);

•	falling of piloted flying objects or parts thereof on the insured property;

•	running-down accidents.

7.1.23.	On the date of signing the Certificate of acceptance the Lessor undertakes to give the Lessee the following documents according to the certificate of acceptance:

•	executive documentation for power installation in the field of operational responsibility of the Lessee in accordance with the Certificate of Delineation of Operational Responsibilities;

•	documents on commissioning of the power installation in accordance with the Rules for the Design and Operation of Electrical Installations.

Before this documentation is provided the Lessor is responsible for 0.4 kV power installations and networks in accordance with the Certificate of Delineation of Operational Responsibilities.

7.1.24.	Have any other duties arising out of the Agreement and set by the applicable laws.

7.2.	The Lessor may:

7.2.1.	Enter into the Premises being accompanies by the Lessee’s representatives (except accidents and emergencies) in accordance with the procedure provided for herein.

7.2.2.

The Lessor may, without any limitations, transfer, pledge or otherwise dispose of or charge any part of the Building, including the Premises. The Lessor will notify the Lessee of any such actions at least ten (10) calendar days before them. However, this right of the Lessor shall not affect the Lessee’s activities in the Premises.

7.2.3.

The Lessor may send to the Lessee information letters on appointment of persons authorized by the Lessor to accept performance of the Agreement from the Lessee and sign the respective primary documentation.

The Lessor may introduce changes into the list of the authorized persons specified in Clause 12.2 hereof as of the time of signing the Agreement by sending the respective written notices to the Lessee.

The specified information letters of the Lessor shall be acknowledged by the Parties as written authorization issued in accordance with the procedure provided for by paragraph 3 of Article 185 of the Civil Code of the Russian Federation. Sending the respective information letters by the Lessor shall exclude application of paragraph 1 of Article 312 of the Civil Code of the Russian Federation to the Parties’ legal relations.

8.	LIABILITY OF THE PARTIES.

8.1.

In case the Lessee has not made the Lease Payment (fully or partially) within the timelines set by the Agreement conditions, the Lessor shall be entitled to charge a penalty in the amount of 0.1% of the amount of the payment not made for each calendar day of the delay, which the Lessee shall pay within seven (7) business days upon receipt of the respective invoice and the written claim with a detailed calculation.

8.2.

In case the Lessee has not made the Security Payment within the timelines specified in Clause 5.1 of the Agreement and has not replenished it in accordance with Clauses 5.5, 5.6 and 5.10 of the Agreement, the Lessor shall be entitled to claim payment of a penalty in the amount of 0.1% of the Security Payment amount for each day of the delay in discharge of the obligation.

8.3.

Irrespective of the rights granted to the Lessor by Clause 8.1 of the Agreement, in case the Lessee violates the deadlines of Variable Lease Payment in part of Utilities (in full or partially) the Lessor has the right to stop providing the Lessee with the utilities until such arrears are covered in full. The Lessor may stop providing utilities to the Lessee after 20 (twenty) business days since the date when the Lessee receives a notification about the arrears and the need to pay it to the Lessor.

8.4.

The Lessee shall be responsible for the technical condition of the Premises, the technical equipment transferred to the Lessee by the Lessor in accordance with the Certificate of Delineation of Operational Responsibility. In case of any damage to the Premises, Building and/or the Utilities and/or Equipment in the Premises and/or the Building and/or the Adjacent Territory, the Lessee shall compensate the losses confirmed by documents in accordance with Clause 6.1.24 of the Agreement.

In case the Lessee untimely pays the invoice issued by the Lessor in accordance with Clause 6.1.24 of the Agreement and does not eliminate this violation within ten (10) business days upon receipt of the respective claim from the Lessor, the Lessor may charge a penalty of 0.1% of the amount specified in the respective invoice for each calendar day of the delay, which the Lessee shall pay within ten (10) business days upon receipt of the respective invoice and a written claim with detailed calculation from the Lessor.

8.5.

The Lessee is responsible for security of seals installed on the metering units in the Premises which are on the balance of the Lessor except for the metering units located in premises which are not accessible for the Lessee.

The fine for damaging the seal installed on the electric energy metering unit amounts to RUB twenty thousand (20,000).

8.6.

In case of violation of the Rules for the Lessees by the workers of the Lessee as well as other persons of the Lessee who received a pass to the Warehousing Complex from the Lessee, according to the Clause 1.7.7 of the Rules for the Lessees, the Lessor has the right to charge the Lessee and the Lessee undertakes to pay the fine not later than 7 (seven) banking days since the moment of receipt of the respective act which records such a violation and is signed by both parties and a respective invoice, namely:

No.	VIOLATION DESCRIPTION	RULES CLAUSE	FINE AMOUNT
1	Smoking where it’s not allowed	clause 4.1	RUB 2,000 per each recorded case

2	Spirits consumption	Clause 4.1	RUB 5,000 per each recorded case

3	Draining of food leftovers and any liquids into the sinks which promotes clogging of drainage and damage of sanitary equipment surfaces	Clause 4.2. Clause 5.5.	RUB 1,000 per each recorded case

4	Violation of the rules for construction works for fitting the Premises	Clause 4.3.1.	RUB 3,000 per each recorded case

5	Performance of welding operations without the Lessor’s approval	Clause 4.3.2.	RUB 10,000 per each recorded case

6	Cooking food in Premises that are not intended for these purposes	Clause 4.4.5.	RUB 3,000 per each recorded case

7	Stocking property and hoarding of Common Areas and evacuation corridors	Clause 4.5.	RUB 3,000 per each recorded case

8	Violation of rules of collection and accumulation of solid household wastes	Clause 5.8.	RUB 1,000 per each recorded case

9	Violation of traffic rules (speed limit, marking violation, violation of driving regulations) and rules for parking vehicles on the territory of the Warehousing Complex	Section 7	RUB 1,000 per each recorded case

10	Violation of rules for placing tables and signs having advertising and marketing intent	Section 10	RUB 5,000 per each recorded case

11	Violation of fire safety rules on the territory of the Warehousing Complex which resulted in unauthorized application of open fire on the territory of the Warehousing Complex (except for smoking in places where it’s not allowed)	Section 11	RUB 10,000 per each recorded case RUB 50,000 for the third and each subsequent recorded case

12	Violation of fire safety rules on the territory of the Warehousing Complex presented by violation of the rules of storage and use of highly flammable and volatile liquids, explosive substances and materials	Section 11	RUB 10,000 per each recorded case RUB 50,000 for the third and each subsequent recorded case

13	Violation of fire safety rules on the territory of the Warehousing Complex represented by unauthorized use or damage of fire safety equipment including the end devices of automatic fire extinguishing systems except for external damages to the fire cabinets.	Clause 11.6	RUB 10,000 per each recorded case

14	Illegal use of the territory of the Warehousing Complex as a toilet outside of special locations dedicated by the Lessor for such purposes	—	RUB 1,000 per each recorded case

8.7.	Clause 8.6 of the Agreement covers the Lessor, the Lessor’s workers as well as other persons of the Lessor who received a pass to the territory of the Warehousing Complex from the Lessor.

8.8.

The Lessor shall be fully liable for any damage to the Lessee’s Property and employees resulting from non-discharge or undue discharge of the Lessor’s duties provided for by the Agreement, including capital repair and cleaning of the territory.

8.9.

In case of violation of the timelines for return of the Security Payment by the Lessor set by the Agreement, the Lessee may charge a penalty of 0.1 % of the debt amount for each day of the delay from the Lessor.

8.10.	The Lessor shall not be liable for:

8.10.1.

In case of damage to the Premises or the Lessee’s property and third parties staying in the Premises as a result of actions/omission of third parties, including other lessees, the Lessee’s employees, and the Lessee’s suppliers. However, the Lessor undertakes to assist and cooperate with the Lessee in all respects with regard to compensation of the damage by the persons having caused it.

8.10.2.

In case of stop of water supply or electric power supply, stop of functioning of the sewerage system, the air conditioning or any other utility service, if this does not result from the Lessor’s actions/omissions.

8.10.3.	This shall not release the Lessor from the duty to immediately inform the Lessee of such events, taking into consideration the timelines for their elimination.

8.10.4.

In case of a change in the law or arising of any administrative or court decision whose purpose or result will be stop or limitation of the Lessee’s activities in the Building (except the circumstances depending on the Lessor).

8.10.5.	For the losses caused to the Lessee by inflammations or any other similar events in case of the Lessee’s guilty activities.

8.11.

The Lessor shall not compensate any lost profit of the Lessee under any conditions and/or circumstances as well as the Lessee shall not compensate any lose profit of the Lessor under any conditions and/or circumstances.

9.	TERMINATION.

9.1.	Early termination of the Agreement is possible:

•	by agreement of the Parties;

•	in the order and by reasons prescribed by the Agreement or acting laws of the Russian Federation.

9.2.	The Lessor shall be entitled unilaterally terminate the Agreement without recourse to a court and claim compensation of the losses confirmed by documents in the following cases:

9.2.1.

Use of the Premises or a part of the Premises not for their Intended Purpose if such violation is not eliminated by the Lessee within thirty (30) calendar days upon receipt of the Lessor’s notice of use of the Premises or a part thereof not for their Intended Purpose.

9.2.2.

Major impairment of the condition of the Premises and/or the Utilities in the area of the Lessee’s operational responsibility through the Lessee’s fault, as confirmed by an expert opinion of an independent expert organization.

The duty for engagement of an expert organization shall be borne by the Lessor. The Lessor shall agree upon the expert organization with the Lessee by emailing a respective request to: [●].

The request shall contain: 1) a list of questions to be submitted to an expert; 2) a list of expert organizations with attachment of documents confirming their readiness to carry out an expert examination and the qualification of the experts; 3) the timelines for conducting the expert examination for each expert organization; 4) the cost of the expert examination for each expert organization.

Within two (2) business days upon sending a request by the Lessor, the Lessee shall agree upon one of the expert organizations suggested by the Lessor or suggest other expert organization. In case the Lessor does not receive a response by the Lessee within two (2) business days upon sending the request for agreement upon the expert organization, the Lessor shall be entitled to choose an expert organization from those specified in the request at its discretion.

However, the Lessee shall bear any expenses related to conducting the expert organization. Subsequently, the expenses shall be charged to the guilty Party.

Significant impairment of the Premises means actions/omission by the Lessee having resulted in a change in the reliability and safety characteristics of the Premises and their Utilities under which operation of the Premises is prohibited by the laws of the Russian Federation in case such impairment is not eliminated within twenty (20) calendar days upon receipt of the expert opinion of an independent expert organization regarding its presence by the Lessee, unless another period is agreed by the Parties.

Significant impairment of the Premises may no be actions (works) of the Lessee having resulted in the above-mentioned consequences, if such actions (works) have been agreed (approved) by the Lessor in accordance with the Agreement and if such actions (works) have been performed by the Lessee in strict compliance with the agreed conditions.

9.2.3.

In case the Fixed Part of the Lease Payment (in full or in part) has not been paid by the Lessee for more than three times within six (6) months upon the end of the payment period set by the Agreement with a delay of more than ten (10) calendar days each time). In this case, the Lessor shall notify the Lessee in writing that the Lease Payment has not been made (in full or in part) and if the Lessee has not eliminated this violation within seven (7) business days upon receipt of the notice, the Lessor shall be entitled to terminate the Agreement.

9.2.4.

If the Lessee has delayed discharge of the obligation for provision of the Security Payment within the timelines specified in Clause 5.1. of the Agreement and the obligations for replenishment of the Security Payment in accordance with Clauses 5.5, 5.6, and 5.10 of the Agreement by more than ten (10) business days. In this case, the Lessor shall notify the Lessee in writing that the Lease Payment has not been made (in full or in part) and if the Lessee has not eliminated this violation within fifty (50) business days upon receipt of the notice, the Lessor shall be entitled to terminate the Agreement.

9.2.5.

If the monitoring procedure has been initiated with regard to the Lessee and it has been lasting for more than three (3) months and any debt is present towards the Lease Payment for more than one (1) month according to the laws at the place of its registration (or any other applicable laws) or according to the laws regulating the Agreement or the Lessee starts the liquidation procedure.

9.3.	The Lessee may unilaterally prematurely terminate the Agreement without recourse to a court in the following cases:

9.3.1.

If the monitoring procedure has been initiated with regard to the Lessor and it has been lasting for more than three (3) months according to the laws at the place of its registration (or any other applicable laws) or according to the laws regulating the Agreement or the Lessee starts the liquidation procedure.

9.3.2.

If for the reasons within the Lessor’s responsibility the Premises have been caused direct damage and, therefore, more than twenty percent (20%) of the total area of the Premises becomes fully unsuitable for their use in accordance with the Intended Purpose and the damage is not eliminated within three (3) months upon confirmation of the damage by the Parties;

9.3.3.

in case for the reasons depending on the Lessor, the Lessee’s activities in the Premises related to use of the Complex as a logistic warehouse complex become impossible and may not be resumed one (1) month upon the time of confirmation of the fact of the Lessee’s inability to carry out its activities in the Premises by the Parties.

9.3.4.

In case for the reasons beyond the Lessee’s control, the Lessee has not been granted access to Premises 2 and/or Premises 3 within 30 (thirty) months upon Phase 2 and Phase 3 Option Acceptance, accordingly.

9.3.5.

If, as a result of actions by the governmental authorities the Building and/or the Land Plot are seized from the Lessor. In this case, the Lessor undertakes to return the Security Payment to the Lessee.

9.4.

The Agreement shall be deemed terminated in accordance with Clause 9.2. of the Agreement, starting from the date specified in the Lessor’s written notice sent to the Lessee, but anyway not earlier than ninety (90) calendar days upon receipt of the written notice by the Lessee. In this case, if the Agreement is prematurely terminated in accordance with Clause 9.2 of the Agreement, the Lessor shall compensate the Lessee the losses confirmed by documents and incurred by it due to such termination.

9.5.

The Agreement will be deemed terminated in accordance with Clause 9.3 of the Agreement, starting from the date specified in the Lessee’s written notice sent to the Lessor, but anyway not earlier than ninety (90) calendar days upon receipt of the written notice by the Lessor. At this, in case of a premature termination of the Agreement in accordance with Clause 9.3 of the Agreement the Security Payment is taken as a Lease Payment for the last month of lease.

9.6.

The Lessor shall not compensate the value of the permanent improvements of the Premises provided by the Lessee in accordance with the Agreement, including the value of the Equipment and the Utilities, the costs for construction and installation and any other preparatory works unless otherwise stipulated by the Agreement or agreed by the Parties.

9.7.

Transfer of the ownership right to the Building/Premises or a part thereof to another person shall not be a basis for amendment or termination of the Agreement. The Lessor shall notify the Lessee of a change in the owner of the Building / the Premises or a part thereof within five (5) business days upon transfer of the ownership right.

9.8.

Regardless to any other rights and remedies provided to the Lessee in accordance with the Agreement or the applicable law, in case if termination of the Agreement by the Lessee in accordance with Clause 9.3 of the Agreement, as demanded by the Lessee, the Lessor shall pay to the Lessee an amount of the costs (losses) incurred by the Lessee due to execution and/or termination of the Agreement.

9.9.

Regardless to any other right and remedies provided to the Lessor in accordance with the Agreement or applicable law, in case of termination of the Agreement by the Lessor in accordance with Clause 9.2 of the Agreement, as demanded by the Lessor, the Lessee shall pay to the Lessor:

9.9.1.

penalty in the amount of Permanent Lease Payment which would be due for payment by the Lessee to the Lessor for three (3) months of lease based on the amount of payment for the last month of the Agreement;

9.9.2.	amount of incurred by the Lessor expenses related to conclusion and/or termination of Agreement in the part of uncovered penalty specified by the Clause 9.9.1 of the Agreement.

9.10.

Regardless to any other rights and remedies provided to the Lessee in accordance with the Agreement or applicable law, in case of termination of the Agreement by the Lessee in accordance with Clause 9.3 of the Agreement, as demanded by the Lessee, the Lessor shall pay to the Lessee:

9.10.1.

penalty in the amount of Permanent Lease Payment which would be due for payment by the Lessee to the Lessor for three (3) months of lease based on the amount of payment for the last month of the Agreement;

9.10.2.	amount of incurred by the Lessee expenses related to conclusion and/or termination of Agreement in the part of uncovered penalty specified by the Clause 9.10.1 of the Agreement.

10.	ASSIGNMENT. SUBLEASE.

10.1.

By signing the Agreement the Lessor gives its written consent that the Lessee may sublease the Premises or a part thereof (subject to a written notice to the Lessor ten (10) business days before the sublease) in case of a sublease to the Lessee’s Affiliate (including the following entities: Internet Logistics LLC (OGRN 1076949002261, INN 6949003359) and Ozon Holding LLC (OGRN 5167746332364, INN 7743181857)). In the Agreement the “Affiliate” means a legal entity in which more than 51% of interests/shares are owned by the Party / the Party’s founders/members.

10.2.

By signing this Agreement the Lessor gives its written consent that the Lessee may sublease the premises of the canteen and the first-aid post for operations (subject to a prior written notice to the Lessor ten (10) calendar days before the sublease) to the legal entities and/or individual entrepreneur, subject to submission of all the permits for the respective activities to the Lessor.

10.3.

The Lessor may assign its rights and obligations under the Agreement to third parties without a prior written consent by the Lessee but with a subsequent notification of the Lessee within 10 (ten) business days.

11.	FORCE MAJEURE

11.1.

Each of the Parties shall be released from liability for full or partial failure to perform its obligations under the Agreement, if such failure has been caused by Force Majeure Events having occurred after making the Lease Agreement. The release of liability refers only to the obligations whose duly performance has become impossible due to such Force Majeure Events and only for the duration period of the Force Majeure Events.

11.2.	A Party that refers to force majeure events shall immediately after occurrence of such events notify the other Party of them in writing.

11.3.

In case the Force Majeure Events last for more than three (3) months or there are reasonable grounds to suppose that the Force Majeure Events will last for more than three (3) months and in case the Force Majeure Event is issuing a regulatory act of the Russian Federation making performance of the Agreement impossible, the Parties undertake to start negotiations and amend the Agreement in such a way that the Parties could continue performance of their obligations hereunder and in the way closest to the initial intentions of the Parties.

12.	NOTICES

12.1.

Any notices, approvals, consents, permits, and other messages related to the Lease Agreement shall be in writing and shall be delivered by registered mail with acknowledgement of receipt or by courier to the address of the respective party specified in this Clause.

12.2.	The Parties’ mailing addresses:

The Lessor:	The Lessor:

[●]	[●]

Mailing address:	Mailing address:

[●]	[●]

Attention:	Attention:

[●]	[●]

12.3.

The Parties shall notify each other of any changes in the banking or mailing details within five (5) business days upon changing them. Any actions performed by the Parties using the old addresses and details before receiving an appropriate notice of a change in them, shall be deemed duly performed.

12.4.	Any messages shall be valid starting from the date of delivery to the respective mailing address.

13.	LESSOR’S GUARANTEES

13.1.

The Lessor provides the Lessee with the representations (as provided by Article 431.2 of the Civil Code) given in this Section 13 of the Agreement (Lessor’s Representations) and acknowledges that the Lessee has entered into the Agreement with reliance on the Lessor’s Representations and their accuracy. The Parties have come to an agreement that the Lessor’s Representations and provision of the Lessee’s accurate Representations shall be a material condition of the Agreement. Ensuring accuracy of the Lessor’s Representations as of the Agreement Date and for the period of its validity is the Lessor’s responsibility. The Lessor hereby represents that:

13.1.1.

As of Agreement Date the Land Plot and/or the Premises are not pledged, the Land Plot and/or the Premises are not sold or otherwise transferred by the Lessor, are not in dispute (including on the matter of law) or under arrest (seizure), no recourse is taken against the Land Plot and/or the Premises, the Land Plot and/or the premises have not been contributed to the authorized capital of a legal entity, placed in trust, transferred to a fund, as a contribution or to joint operations of a simple partnership, the Land Plot and/or the Premises are not under prohibition of registration activities in the authority responsible for state registration of rights to real estate, the Land Plot and/or the Premises are free from any encumbrances and limitations, including the Land Plot and/or the Premises are not charged or servient, regardless to indication of the encumbrances in the Unified State Register of Immovable Property (i.e. data which are not recorded in the Unified State Register of Immovable Property, but exist).

13.1.2.	The Premises are not and will not be results of unauthorized construction and/or reconstruction by the Lessor or other persons according with the applicable laws.

13.1.3.

The Lessor has obtained the ownership right to the Land Plot in full compliance with the applicable laws. There are and will be no grounds for disputing the Lessor’s ownership rights to the Land Plot due to the reasons that the Lessor controls or is aware of.

13.1.4.

Any limitations or encumbrances which may be established with regard to the Land Plot and/or the Premises in the future (reasonably depending on the Lessor) will not have an impact on the Lessee’s activities in the Premises in accordance with the Agreement.

13.2.	The Lessor also provides warranties that:

13.1.1.

As of the date of signing the Acceptance Certificate, the Premises are duly commissioned in accordance with the laws of the Russian Federation and meet all the applicable construction rules and regulations and the purpose and are not subject to any other lease agreements, except the Agreement.

13.1.2.

As of the Agreement Date, it has all the required permits, licenses, and any other required documents for construction of the Premises, has obtained and/or will obtain all the required approvals of the governmental or municipal and other competent authorities.

13.1.3.	The Lessor observes all the requirements of the laws regarding sanitary, fire, environmental, and construction safety.

14.	AGREEMENT REGISTRATION

14.1.	Within five (5) business days upon signing the Agreement, the Lessee will provide the Lessor with the documents for state registration of the Agreement.

14.2.

The Lessor shall, using its own efforts and at its cost, carry out the required actions for state registration of the Agreement (including without limitation technical record-keeping of the Premises) until the Agreement Date.

14.3.	The Lessor shall notify the Lessee of the date of filing the documents for state registration and the date of state registration within three (3) business day upon occurrence of the respective events.

14.4.	The Lessor shall return to the Lessee its copy of the Agreement with a stamp of state registration within ten (10) business days upon state registration.

14.5.

The Lessor shall pay, as an applicant, the state duty for state registration of the Agreement in the Unified State Register of Immovable Property. The Lessee shall compensate the Lessor fifty percent (50%) of the amount of the state duty within three (3) business days upon the date of receiving the respective invoice from the Lessor and a copy of the payment order for payment of the state duty.

14.6.

Upon expiry of the Lease Period and in case of early termination hereof, the Lessee shall provide the Lessor with the documents and information necessary for the respective registration by the competent public authority.

14.7.	State registration of any amendments to the Agreement shall be provided in the same order as the one of the Agreement.

15.	CONFIDENTIALITY

15.1.

Each of the Parties agrees not to use for any purposes not related to performance of the Agreement and not to disclose to third parties (except as provided for by Clause 15.2 of the Agreement) any terms and conditions hereof or any other documents related to then without a prior written consent of the other Party.

15.2.	The limitations set in Clause 15.1 of the Agreement do not refer to disclosing any information:

(i)	if such information shall be disclosed according to the applicable laws;

(ii)	upon request of any other competent authority/organization, it is required according to the applicable Russian laws;

(iii)	to professional consultants or auditors of the Party; or

(iv)

(only in case of the Lessor) when it is necessary to confirm the Lessor’s ownership and/or encumbrances and/or other rights in relation to any part of the Warehouse Building and/or Premises or other buildings on the Land Plot (to buyers, creditors, competent authorities, or other persons).

16.	MISCELLANEOUS

16.1.	In interpreting the Lease Agreement, it shall be taken into account that:

16.1.1.	any obligation of the Lessee and the Lessor not to commit any action includes an obligation not to allow commission of such an action;

16.1.2.	if the Lessor’s or the Lessee’s approval or consent is required, it shall be deemed to be valid, only if made in writing;

16.1.3.

references to the Lessee’s actions or violation of obligations by the Lessee include actions or omissions, or violation of obligations, or unfair performance of obligations by the sublessee or any person located in the Premises with the permission of the Lessee or the sublessee;

16.1.4.

references to the Lessor’s actions or violation of the Lessor’s obligations include actions or omissions, or violation of obligations, or unfair performance of obligations by any person staying in the Premises with the permission of the Lessor;

16.1.5.	days shall mean calendar days;

16.1.6.	the words “including”, “include”, “inter alia” are considered without limitation of interpretation to those listed;

16.1.7.	the headings of clauses of and Appendices to the Agreement are given for convenience only and shall not be used to interpret the contents of the Agreement;

16.1.8.	unless the context indicates otherwise, any reference to the clause or Appendix means a reference to the relevant Clause of or Appendix to the Agreement;

16.1.9.	references to “expenses” include any losses, damage and properly incurred expenses and costs, but do not include loss of profit;

16.1.10.	any Lessor’s right of access or entry to the Premises shall apply to all persons authorized by the Lessor;

16.1.11.	references to Russian rubles means the legal currency of the Russian Federation at the appropriate time.

16.2.

Any penalties provided for by the Agreement shall be paid by the guilty Party only based on the other Party’s written request within fifteen (15) business days upon receipt of the claim, unless otherwise stipulated by the Agreement and/or agreed by the Parties.

16.3.	Unless otherwise expressly stated herein, each Party shall perform its obligations at its own expense.

16.4.

If any provision of the Agreement is deemed by a court resolution or otherwise invalid, unlawful or unenforceable for any reason, it shall not affect the remaining provisions of the Agreement. The Parties undertake to make the necessary amendments to the provisions hereof which are invalid, unlawful or unenforceable in such a way that they become valid, legal and enforceable, or replace such provisions with valid, legal and enforceable ones that shall have an economic effect as close as possible to the original intention of the Parties without changing any material provisions hereof.

16.5.

A material change in the circumstances from which the Parties proceeded when entered into the Agreement (as defined in Article 451 of the Civil Code of the Russian Federation) shall not constitute the ground for amendment or termination of the Agreement by either Party.

16.6.	After signing the Agreement all the previous correspondence and agreements of the Parties shall become void.

16.7.

The Agreement is executed in five (5) original copies: one (1) for each of the Parties and one (1) for the Department of the Federal Service for State Registration, Cadastral Records and Cartography for Krasnodar Region (hereinafter – “Registration Authority”).

The remaining two (2) copies shall not be filed for state registration and shall be kept by the Parties until receiving the registered document from the Registration Authority as confirmation of the fact of signing the Agreement. All the copies shall have equal legal force.

16.8.	The Agreement has been drawn up and is subject to interpretation and regulation in accordance with the applicable Laws of the Russian Federation.

16.9.	The Agreement contains the following Appendices forming an integral part hereof:

Appendix 1	Copy of the Premises Layout;

Appendix 2	Complex and Parking Layout;

Appendix 3	Certificate of Delineation of Operational Responsibility;

Appendix 4	Acceptance Certificate form;

Appendix 5	Complex Rules;

Appendix 6	Parties’ Obligations Related to Occupational Health and Fire, Environmental, and Industrial Safety.

17.	APPLICABLE LAW AND DISPUTE RESOLUTION

17.1.	The Agreement shall be regulated by the Laws of the Russian Federation.

17.2.

In case of any dispute between the Parties in relation to the Agreement, upon request of one of the Parties, the authorized representatives of the Parties shall meet within five (5) business days from the date of the request in order to resolve the dispute without recourse to a court.

17.3.

If any dispute is not resolved in accordance with Clause 14.2 of the Agreement within fifteen (15) business days upon the request, any dispute arising out of the Agreement or related to it shall be resolved in the Arbitrazh (Commercial) Court of Moscow, unless otherwise agreed in the course of negotiation.

18.	LEGAL ADDRESSES, BANK DETAILS AND SIGNATURES OF THE PARTIES

The Lessor: Adva LLC OGRN 1133443021810 INN: 3443923606 Address: 1 Logopark Street, building 1, Lenina village, Aksay district 346703, Rostov region	The Lessee: Internet Solutions LLC OGRN 1027739244741, INN 7704217370 Address: 10 Presnenskaya nab., unit 1, floor 41, Moscow 123112 6

[●]	[●]

/[●] /[●]

SUPPLEMENTARY AGREEMENT No. 1

to Preliminary Lease Agreement dated November 6, 2019

Moscow	December 31, 2019

Adva Limited Liability Company (brief name – Adva LLC), (OGRN 1133443021810, INN 3443923606, located at: 1 Lenina village, building 1, Aksay District 346703, Rostov region) represented by Armen Lorensovich Shakhnazarov acting under Power of Attorney No. 21-D/19 dated May 21, 2019, hereinafter referred to as the “Lessor”, on the one part, and

Internet Solutions Limited Liability Company (brief name – Internet Solutions LLC), (OGRN 1027739244741, INN 7704217370, located at: 10 Presnenskaya nab., unit 1, floor 41, room 6), Moscow 123112, represented Andrey Igorevich Pavlovich acting under Power of Attorney No. 77/719-n/77-2019-14-285 dated August 26, 2019, hereinafter referred to as the “Lessee”, on the other part, together hereinafter referred to as the “Parties”, and separately as a “Party”, entered into this Supplementary Agreement (hereinafter – the “Supplementary Agreement”) to the Preliminary Lease Agreement dated November 6, 2019 (hereinafter – the “Agreement”) as to the following:

1.     Amend Clause 2.5 of the Agreement to read as follows:

“2.5.

To acquire the right to make the Preliminary Lease Agreement for Phase 2 (as defined below), the Preliminary Lease Agreement for Phase 3 (as defined below) the Lessee shall pay to the Lessor a fee (premium).

2.5.1.

The Phase 2 Option fee shall be equal to the area of Premises 1 multiplied by RUB forty one and sixty-seven kopecks (41.67), excluding VAT. The Phase 2 Option fee shall be paid by the Lessee in the indicated amount on a monthly basis, starting from the date of signing the Certificate of Acceptance for Use of Premises 1 and/or an Acceptance Certificate for Premises 1 until the date of one of the following events (whichever occurs earlier):

•	date of signing of the Access Certificate for Premises 2 if the Phase 2 Option is accepted by the Lessee (inclusive);

•	date of expiration of the validity period of Phase 2 Option if the Phase 2 Option is not accepted by the Lessee.

Starting from the date of the events specified in this Clause of the Agreement, the Phase 2 Option Payment shall be stopped to be charged and paid.

The Phase 2 Option Payment shall be paid by the Lessee at the same time as the use fee for Premises 1 (according to Clause 13.10 of the Agreement) and/or the Lease Payment for Premises 1 (according to Long-term Lease Agreement 1).

2.5.2.

The Phase 2 Option Payment shall not be counted towards the security payment, the use fee and/or the lease payment under the Preliminary Lease Agreement for Phase 2 (as defined below) and/or Long-term Lease Agreement 2 and shall not be reimbursable in case the Phase 2 Option is not accepted by the Lessee during the option validity period.

2.5.3.

The Phase 3 Option fee shall be equal to the area of Premises 1 multiplied by RUB twenty and eighty-three kopecks (20.83), excluding VAT. The Phase 3 Option fee shall be paid by the Lessee in the indicated amount on a monthly basis, starting from the date of signing the Certificate of Acceptance for Use of Premises 1 and/or an Acceptance Certificate for Premises 1 until the date of one of the following events (whichever occurs earlier):

Representative Adva LLC /signature/ A.L. Shakhnazarov	Representative Internet Solutions LLC /signature/ A.I. Pavlovich

•	date of signing of Access Certificate 3 if the Phase 3 Option is accepted by the Lessee (inclusive);

•	date of expiration of the validity period of Phase 3 Option if the Phase 3 Option is not accepted by the Lessee.

Starting from the date of the events specified in this Clause of the Agreement, the Phase 3 Option Payment shall be stopped to be charged and paid.

The Phase 3 Option Payment shall be paid by the Lessee at the same time as the use fee for Premises 1 (according to Clause 13.10 of the Agreement) and/or the Lease Payment for Premises 1 (according to Long-term Lease Agreement 1).

2.5.4.

The fee for Phase 3 Option shall not be counted towards the security payment, the use fee and/or the lease payment under the Preliminary Lease Agreement for Phase 3 (as defined below) and/or Long-term Lease Agreement 3 and shall not be reimbursable in case the Phase 3 Option is not accepted by the Lessee during the option validity period.”

2.     The Parties have agreed to set forth Clause 2.28 of the Agreement as follows:

“2.28.

The Basic Lease Payment Rate under Long-term Agreement 1 provided for in Clause 4.6.1 (a) of Long-term Lease Agreement 1 shall be changed by increasing it by RUB five hundred (500) using indexation if it has been applied to the rates. The Basic Lease Payment under Long-term Lease Agreement 1 according to Clause 4.13 of Long-term Lease Agreement 1 in the following cases (whichever is earlier):

•	in case of granting access to Premises 2 to the Lessee, as confirmed by signing Access Certificate for Premises 2 by the Parties;

•	in case of expiration of the validity period of Phase 2 Option if the Phase 2 Option is not accepted by the Lessee.”

3.     The Parties have agreed to set forth Clause 2.28 of the Agreement as follows:

“2.29.

The Basic Lease Payment rate under Long-term Lease Agreement 1 provided for in Clause 4.6.1. (a) of Long-term Lease Agreement 1 shall be subject to change by increasing it by RUB two hundred fifty (250) with application of indexation if it has been applied to the Basic Lease Payment rates under Long-term Lease Agreement 1 according to Clause 4.13 of Long-term Lease Agreement 1 in the following cases (whichever is first):

•	in case of granting access to Premises 3 to the Lessee, as confirmed by signing Access Certificate for Premises 3 by the Parties;

•	in case of expiration of the validity period of Phase 3 Option if the Phase 3 Option is not accepted by the Lessee.”

4.     The Parties have agreed to set forth Clause 4.7 of Long-term Lease Agreement 1 (Appendix 3) of the Agreement as follows:

“4.7.	The Parties have agreed that

Representative Adva LLC /signature/ A.L. Shakhnazarov	Representative Internet Solutions LLC /signature/ A.I. Pavlovich

4.7.1.

In case of the Lessee is granted access to the Premises 2 under the Preliminary agreement which is confirmed by the fact that Parties signed the Certificate of access to the Premises 2, or in case of expiry of Phase 2 Option, if the Phase 2 Option is not accepted by the Lessee according to the Preliminary Lease agreement as of August 30, 2019 signed by the Parties (depending on which event happens earlier), the rates of the Basic Lease Payment under Agreement specified in clause 4.6.1 of the Agreement are to be increased by RUB five hundred (500) with indexing if such was applied to the rates of the Basic Lease Payment according to clause 4.13 of the Agreement. In this case, the Phase 2 Option Payment shall be stopped to charged and paid.

4.7.2.

In case of the Lessee is granted access to the Premises 3 under the Preliminary agreement which is confirmed by the fact that Parties signed the Certificate of access to the Premises 3, or in case of expiry of Phase 3 Option, if the Phase 3 Option is not accepted by the Lessee according to the Preliminary Lease agreement as of November 6, 2019 signed by the Parties (depending on which event happens earlier), the rates of the Basic Lease Payment under Agreement specified in clause 4.6.1 of the Agreement are to be increased by RUB two hundred fifty (250) with indexing if such was applied to the rates of the Basic Lease Payment according to clause 4.13 of the Agreement. In this case, the Phase 3 Option Payment shall be stopped to charged and paid.”

5.    All the terms and definitions shall be understood and used in the Supplementary Agreement in the meaning assigned to them in the Agreement, unless otherwise follows from the nature of these terms or directly determined by the Supplementary Agreement.

6.    With respect to everything else beyond the scope of the Supplementary Agreement the Parties shall be governed by the provisions of the Agreement and all the Appendices thereto.

7.    The Supplementary Agreement is an integral part of the Agreement and is executed in the same form as the Agreement.

8.    In accordance with paragraph 2 of Article 425 Part 1 of the Civil Code of the Russian Federation, the Parties have agreed that the conditions of the Supplementary Agreement shall apply to the relations having arisen starting from November 6, 2019.

9.    The Supplementary Agreement is executed in two (2) original copies, one (1) for each Party.

10.    All the copies of the Supplementary Agreement shall have equal legal force.

11.    Addresses, Details and Signatures of the Parties:

The Lessor:	The Lessee:

Adva LLC	Internet Solutions LLC

OGRN 1133443021810 INN 3443923606	OGRN 1027739244741 INN

Address: 1 Logopark Street, building 1, Lenina village, Aksay district, 346703, Rostov region	Address: 10 Presnenskaya nab., unit 1, floor 41, Moscow 123112 6. P.O. box No. 23 (OZON.ru)

/Seal: Adva LLC/	/Seal: Internet Solutions LLC/

Representative Adva LLC /signature/ A.L. Shakhnazarov	Representative Internet Solutions LLC /signature/ A.I. Pavlovich

SUPPLEMENTARY AGREEMENT No. 2

to Preliminary Lease Agreement dated November 6, 2019

Moscow	June 22, 2020

Adva Limited Liability Company (brief name – Adva LLC), (OGRN 1133443021810, INN 3443923606, located at: 1 Lenina village, building 1, Aksay District 346703, Rostov region) represented by Armen Lorensovich Shakhnazarov acting under Power of Attorney No. 21-D/19 dated May 21, 2019, hereinafter referred to as the “Lessor”, on the one part, and

Internet Solutions Limited Liability Company (brief name – Internet Solutions LLC), (OGRN 1027739244741, INN 7704217370, located at: 10 Presnenskaya nab., unit 1, floor 41, room 6), Moscow 123112, represented by Alexander Vladimirovich Geil acting under the Power of Attorney dated June 17, 2020 certified by Yulia Vladimirovna Krylova, a notary public of Moscow registered in the Register under No. 77/719-n/77-2020-1-1182, hereinafter referred to as the “Lessee”, on the other part, together hereinafter referred to as the “Parties”, and separately as a “Party”, entered into this Supplementary Agreement (hereinafter – the “Supplementary Agreement”) to the Preliminary Lease Agreement dated November 6, 2019 (hereinafter – the “Agreement”) as to the following:

1.    In section 1 (Definitions) amend the definition of the “Certificate of Transfer for Use” to read as follows:

“Certificate of Transfer for Use” means a document confirming the actual use of the Premises by the Lessee in accordance with their Intended Purpose from the ending date of the Access Date (upon expiration of the period set in Clause 4.1.1 of the Agreement, but not earlier than receiving a commissioning permit by the Lessor) and until the date of signing the Acceptance Certificate for the Premises under the Long-term Lease Agreement by the Parties, to be signed by the Parties in the form of Appendix 2:2 to the Agreement;”

2.    Amend Clause 2.19.3 of the Agreement to read as follows:

“2.19.3. From the date of signing the Access Certificate by the Parties for Warehouse Premises 1 of Phase 1 and until the date of expiration of full four (4) months from the date of signing the Access Certificate by the Parties for Mezzanine 1, the Hazardous Goods Area, the Checkpoint building of Phase 1 and until expiration of full three (3) months upon the date of signing the Access Certificate by the Parties for Office Premises 1 and until the date of expiration of full two (2) months upon the date of signing the Access Certificate for Phase 2 and Phase 3 and until the date of expiration of full four (4) months, the amount of the Operating Expenses shall be determined based on RUB seven hundred forty (740) per year per one (1) sq. m of the Premises, excluding VAT. Variable Part of the Lease Payment (utility charges) – compensation of the Lessor’s costs for the actual consumption by the Lessee of:

•	electricity, including capacity (based on the calculation in accordance with the power consumption category prepared by the resource provider or based on the calculation prepared by the Lessor);

•	thermal energy (heating, hot water supply);

•	water consumption for cold and hot water supply;

•	waste water collection (water discharge).

The amount of the utility charges shall be determined as the production cost per unit of a utility service (Gcal of heating, 1 sq. m of water supply and water discharge) for the Lessor multiplied by the actual consumption of the utility service as of the date of signing the respective Universal Acceptance Certificate (UAC) and in the part of electricity – as the power supply organization’s tariffs multiplied by the actual electricity consumption in the reporting period. The production cost per unit of a utility service is determined by calculation based on the Lessor’s actual costs for production of a unit of the utility service. The scope of the actually consumed utilities shall be determined based on the readings of the respective metering devices installed within the boundaries of the Premises.

Representative Adva LLC	Representative Internet Solutions LLC
/signature/ A.L. Shakhnazarov	/signature/ A.V. Geil

In case of no utility metering units installed, the scope (amount) consumed utility services shall be determined by calculation in proportion to the Lessee’s share in the Building.

In order to avoid any doubt the Lessor is not entitled to compensate by expenses per one unit of Utility Payments, namely for water consumption (cold and hot water supply), water removal (receipt of drainage), heat supply (thermal energy), electric power supply, exceeding the average market rates of providers of such utilities per one unit for similar facilities in Yekaterinburg.”

3.    Amend Clause 2.22 of the Agreement to read as follows:

“2.22. The Parties have agreed that the Lease Payment shall be charged and paid as follows:

2.22.1.    Starting from the date of signing the Access Certificate for Warehouse Premises 1 of Phase 1 until the date when full four (4) months are over, the Lessor shall charge and the Lessee shall pay the Variable Part of the Lease Payment and the Operating Expenses in the amount agreed by the Parties in Clause 2.19.2. and 2.19.3 of the Agreement.

Starting from the date of signing the Access Certificate for Mezzanine 1, the Hazardous Goods Area, the Checkpoint building of Phase 1 until the date when full three (3) months are over, the Lessor shall charge and the Lessee shall pay the Variable Part of the Lease Payment and the Operating Expenses in the amount agreed by the Parties in Clause 2.19.2. and 2.19.3 of the Agreement.

Starting from the date of signing the Access Certificate for Office Premises 1 of Phase 1 until the date when full two (2) months are over, the Lessor shall charge and the Lessee shall pay the Variable Part of the Lease Payment and the Operating Expenses in the amount agreed by the Parties in Clause 2.19.2. and 2.19.3 of the Agreement.

Starting from the date of signing the Access Certificate for Phase 2 and Phase 3 and until the date when full four (4) months are over, the Lessor shall charge and the Lessee shall pay the Variable Part of the Lease Payment and the Operating Expenses in the amount agreed by the Parties in Clause 2.19.2. and 2.19.3 of the Agreement.

The Operating Expenses shall have been paid by the fifteenth (15th) day of the month following the reporting month. Lack of an issued invoice shall not be a reason for untimely transfer of money under the Agreement.

The Variable Part of the Lease Payment shall be paid within ten (10) business days (but not before the end of the reporting month) from the date of receipt by the Lessee of:

•	Invoice;

•	Universal Acceptance Certificate (UAC) for the respective reporting period;

•

Documents containing information on the name, the unit of measure, the cost per unit of measure, the cost by utility service consumed by the Lessee, calculation of the scope of the utility services consumed in accordance with the readings of the metering devices or, if applicable, by calculation of the area of the Premises in proportion to the Building area;

•	Documents confirming the actual tariffs on the Lessor’s costs for providing the Premises with utility services (copies of the supporting documents from the utility providers).

2.22.2.    Starting from the fifth (5th) months from signing the Access Date for Warehouse Premises 1 of Phase 1 (but not earlier than the date of issuance of permission to the commissioning of the facility), the Lessor shall charge and the Lessee shall pay the Lease Payment in full: Basic Lease Payment, Operating Expenses, Parking Fee, Variable Part of the Lease Payment, subject to the provisions of Clause 13.16 and 13.17 of the Agreement.

Representative Adva LLC	Representative Internet Solutions LLC
/signature/ A.L. Shakhnazarov	/signature/ A.V. Geil

Starting from the forth (4th) month from signing the Access Date for Mezzanine 1, the hazardous Goods Area, the Checkpoint Building of Phase 1 (but not earlier than the date of issuance of permission to the commissioning of the facility), the Lessor shall charge and the Lessee shall pay the Lease Payment in full: Basic Lease Payment, Operating Expenses, Parking Fee, Variable Part of the Lease Payment, subject to the provisions of Clause 13.16 and 13.17 of the Agreement.

Starting from the third (3rd) month from signing the Access Date for Office Premises 1 of Phase 1 (but not earlier than the date of issuance of permission to the commissioning of the facility), the Lessor shall charge and the Lessee shall pay the Lease Payment in full: Basic Lease Payment, Operating Expenses, Parking Fee, Variable Part of the Lease Payment, subject to the provisions of Clause 13.16 and 13.17 of the Agreement.

Starting from the fifth (5th) month from signing the Access Date for Phase 2 and Phase 3 (but not earlier than the date of issuance of permission to the commissioning of the facility), the Lessor shall charge and the Lessee shall pay the Lease Payment in full: Basic Lease Payment, Operating Expenses, Parking Fee, Variable Part of the Lease Payment, subject to the provisions of Clause 13.16 and 13.17 of the Agreement.

The Basic Lease Payment, the Operating Expenses, and the Parking Fee shall be paid by the fifteenth (15th) day of the month following the reporting month. Lack of an issued invoice shall not be a reason for untimely transfer of money under the Agreement.

The Variable Part of the Lease Payment shall be paid within ten (10) business days (but not before the end of the reporting month) from the date of receipt by the Lessee of:

•	Invoice;

•	Universal Acceptance Certificate (UAC) for the respective reporting period;

•

Documents containing information on the name, the unit of measure, the cost per unit of measure, the cost by utility service consumed by the Lessee, calculation of the scope of the utility services consumed in accordance with the readings of the metering devices or, if applicable, by calculation of the area of the Premises in proportion to the Building area;

•	Documents confirming the actual tariffs on the Lessor’s costs for providing the Premises with utility services (copies of the supporting documents from the utility providers).”

4.    Amend Clause 3.2.1 of the Agreement to read as follows:

“3.2.1. The date of granting the Lessee access to the respective parts of Premises 1:

•	Warehouse Premises 1 – on or prior to November 1, 2020;

•	Mezzanine 1, Hazardous Goods Area, Checkpoint Building – on or prior to December 1, 2020;

•

Office Premises 1 – on or prior to January 1, 2021; Anyway, the Lessor undertakes to ensure full readiness (compliance with the requirements of the Terms of Reference) of at least 50% of the total scope (area) of Office Premises 1 by February 1, 2021.

3.2.1.1.	The Lessor shall notify the Lessee of the readiness to grant access to the respective part of Premises 1 ten (10) business days before the assumed date of Access to the respective part of Premises 1;

3.2.1.2.

Provision of access to the respective part of Premises 1 shall be formalized by an Access Certificate (for each part of Premises 1) to be signed by the Parties in the form of Appendix 2:1 to the Agreement.”

5.    The Parties have agreed to set forth Clause 3.2.2 of the Agreement as follows:

“3.2.2. The date of Phase 1 Building commissioning shall be on or prior to February 1, 2021,

Representative Adva LLC	Representative Internet Solutions LLC
/signature/ A.L. Shakhnazarov	/signature/ A.V. Geil

6.    The Parties have agreed to set forth Clause 3.2.3 of the Agreement as follows:

“3.2.3.    Date of registration of the Lessor’s ownership right to the Phase 1 Building – on or prior to February 28, 2021;

7.    The Parties have agreed to set forth Clause 3.2.5 of the Agreement as follows:

“3.2.5.    The date of transfer of Premises 1 for use – upon expiration of four (4) calendar months from the date of signing the Access Certificate by the Parties for Warehouse Premises 1 of Phase 1 and upon expiration of three (3) calendar months from the date of signing the Access Certificate by the Parties for Mezzanine 1, the hazardous Goods Area, and the Checkpoint Building of Phase 1, upon expiration of two (2) calendar months from the date of signing the Access Certificate by the Parties for Office Premises 1, but not before receiving a permit for commissioning of Building 1, of which the Parties sign the Certificate of Transfer for Use for Premises 1;

3.2.5.1.    From the date of signing by the Parties of the Certificate of Transfer for Use for Premises 1 and until the date of signing the Acceptance Certificate for Premises 1 under Long-term Lease Agreement 1, the Use Fee in relation to Premises 1 shall be charged;

3.2.5.2.    The procedure for charging and paying the Use Fee is determined by Clauses 13.16–13.17 of the Agreement;”

8.    The Parties have agreed to set forth Clause 4.1 of the Agreement as follows:

“4.1    For the purpose of preparation of Premises 1 for their further leasing by the Lessee and conducting the Lessee’s Works, the Lessor undertakes within the timelines provided for in Clause 3.2.1 of the Agreement grant the Lessee access to Premises 1 for conducting the Lessee’s Works.

4.1.1.    The Lessor grants the access to the Lessee for the period of four (4) months upon the date of signing the Access Certificate for Warehouse Premises 1 of Phase 1. The Lessor grants the access to the Lessee for the period of three (3) months upon the date of signing the Access Certificate for Office Premises 1, Mezzanine 1, the hazardous Goods Area, and the Checkpoint Building of Phase 1. The Lessor grants the access to the Lessee for the period of two (2) months upon the date of signing the Access Certificate for Office Premises 1.”

9.    In Clause 4.8 of the Agreement the words “4.8. Upon expiry of four (4) months from signing the Access Certificate:” replace with “4.8. Upon expiration of four (4) months from the date of signing the Access Certificate for Warehouse Premises 1 of Phase 1 and upon expiration of three (3) months from the date of signing the Access Certificate for Mezzanine 1, the Hazardous Goods Area, the Checkpoint Building of Phase 1 and upon expiration of two (2) months from the date of signing the Access Certificate for Office Premises 1 of Phase 1:”

10.    Due to changing the Access Dates in accordance with Clause 4 of this Supplementary Agreement, the Parties have agreed to introduce the required amendments into Appendix 1:4 to the Preliminary Lease Agreement (Schedule and Interaction Between the Parties) by July 15, 2020.

11.    All the terms and definitions shall be understood and used in the Supplementary Agreement in the meaning assigned to them in the Agreement, unless otherwise follows from the nature of these terms or directly determined by the Supplementary Agreement.

12.    With respect to everything else beyond the scope of the Supplementary Agreement the Parties shall be governed by the provisions of the Agreement and all the Appendices thereto.

13.    The Supplementary Agreement is an integral part of the Agreement and is executed in the same form as the Agreement.

14.    In accordance with paragraph 2 of Article 425 Part 1 of the Civil Code of the Russian Federation, the Parties have agreed that the conditions of the Supplementary Agreement shall apply to the relations having arisen starting from November 6, 2019.

Representative Adva LLC	Representative Internet Solutions LLC
/signature/ A.L. Shakhnazarov	/signature/ A.V. Geil

15.    The Supplementary Agreement is executed in two (2) original copies, one (1) for each Party. All the copies of the Supplementary Agreement shall have equal legal force.

16.    Addresses, Details and Signatures of the Parties:

The Lessor: Adva LLC OGRN 1133443021810 INN 3443923606 Address: 1 Logopark Street, building 1, Lenina village, Aksay district 346703, Rostov region	The Lessee: Internet Solutions LLC OGRN 1027739244741 INN 7704217370 Address: 10 Presnenskaya nab., unit 1, floor 41, Moscow 123112 6. P.O. box No. 23 (OZON.ru)

/Seal: Adva Limited Liability	/Seal: Internet Solutions Limited
Company 2 INN 3443923606	Liability Company, Reg. No. 103588
OGRN 1133443021810 , Russian	Moscow/
Federation Rostov region Aksay
district/

Representative Adva LLC	Representative Internet Solutions LLC
/signature/ A.L. Shakhnazarov	/signature/ A.V. Geil